UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07156

Name of Fund:  BlackRock MuniYield Florida Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniYield Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Semi-Annual Reports
(UNAUDITED)


APRIL 30, 2007


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock Shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders or Common Stock Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock MuniYield Florida Insured Fund
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund


Investment Objectives


NYSE Symbol  BlackRock MuniYield Florida Insured Fund seeks to provide
MFT shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  BlackRock MuniYield Michigan Insured Fund, Inc. seeks to provide
MIY shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.


NYSE Symbol  BlackRock MuniYield New Jersey Insured Fund, Inc. seeks to provide
MJI shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


NYSE Symbol  BlackRock MuniYield Pennsylvania Insured Fund seeks to provide
MPA shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director/Trustee


THIS PAGE NOT PART OF YOUR FUND REPORT



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers


We continued our efforts to enhance yield while protecting net asset value through investment in high-quality portfolios of municipal bonds.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a fairly broad and volatile range over the past six months, only to end the period little changed. Overall, financial conditions have remained relatively balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported this trading range. The Fed is expected to maintain its "balanced" economic assessment at least into mid-year.

During the six-month reporting period, 30-year U.S. Treasury bond yields rose nine basis points (.09%) to 4.81%, while 10-year Treasury note yields rose two basis points to 4.63%. Similarly, movements were fairly muted in the tax-exempt market. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined three basis points to 4.10%, and yields on AAA-rated municipal bonds maturing in 10 years rose 12 basis points to 3.76%.

Investor demand for municipal product continued to strengthen throughout the six-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the April 2007 quarter averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, issuance of long-term municipal bonds has increased over the past six months. More than $225 billion in new bonds was issued during the April reporting period, an increase of over 30% compared to the same six months one year ago. Over the past three months, municipalities issued more than $106 billion in new long-term tax-exempt bonds, an increase of more than 32% compared to the same period a year ago. So far this year, greater than $135 billion in long-term municipal bonds has been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.


BlackRock MuniYield Florida Insured Fund

Describe conditions in the State of Florida.

At period-end, Florida maintained its credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Florida's budget for fiscal year 2007 grew 7% to $74 billion. Revenues are up only modestly over the prior year and are significantly below original estimates. As a result, Florida's fiscal year 2007-2008 budget proposals reflect expense reductions of approximately 3%. The governor and the legislature will continue to prioritize education spending, with most cuts expected to focus on nonrecurring items. Key credit issues include property tax reform, school funding, homeowners' insurance availability and the overall demand for government services from a rapidly growing population.

Overall, Florida's economy has outperformed on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The state unemployment rate of 3.3% in March compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have continued to encourage migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well-positioned given its financial flexibility and record of proactive management.

Florida ranks 19th in debt per capita and 18th in debt as a percent of personal income, according to Moody's. The state's 2006 per capita personal income of $35,798 was 20th in the nation, according to the U.S. Department of Commerce, and approximated the national average of $36,276.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Shares of BlackRock MuniYield Florida Insured Fund had net annualized yields of 4.60% and 4.94%, based on a period-end per share net asset value of $14.74 and a per share market price of $13.72, respectively, and $0.336 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +1.31%, based on a change in per share net asset value from $14.91 to $14.74, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +1.49% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida [double tax-exempt] or a city in Florida [triple tax-exempt]). The Fund's underperformance is attributed largely to its exposure to bonds with intermediate maturities, which lagged as the yield curve flattened. We have exposure to these sectors through bonds that have been prerefunded - thereby transforming several of our longer-dated issues into intermediate maturities. Although these bonds have underperformed on a total return basis, they were acquired in a higher interest rate environment and, as such, contribute meaningfully to the portfolio's yield. While we have made efforts to reduce some of the Fund's concentration in prerefunded bonds, the cycle repeats itself as more bonds are prerefunded and the absolute low level of interest rates makes them difficult to replace.

As we have noted in the past, the Fund is an insured product within a peer group that includes funds with the ability to invest in uninsured and non-investment grade credits. Although the credit spread tightening phenomenon that has benefited non-investment grade issues has slowed, these lower-quality credits still amply outperformed the high-grade market during the reporting period, and our lack of exposure detracted from performance versus our more aggressive peers.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not alter our mainline strategy - that is, we continued our efforts to increase the level of income provided to shareholders while muting the Fund's net asset value volatility. Having said that, the low absolute level of interest rates has presented challenges in terms of yield enhancement, as most of the bonds in the portfolio are booked at higher yields than those currently available in the market. In general, we made purchases when the market backed up (that is, interest rates increased and prices fell) and were sellers in November, after the market had rallied sharply (that is, interest rates fell and prices increased).



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


For the most part, we continued to target premium-coupon bonds in the 20-year to 30-year maturity range whenever they became available. We continued to find the most attractive risk/reward trade-off here, although the flatness of the yield curve has made for few compelling opportunities. New municipal issuance in the State of Florida increased roughly 42% over the six months compared to the same period a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues came with coupons below 5%. Late in the period, we did purchase some housing bonds and health care-related issues as supply in these sectors increased. We were able to make these purchases at attractive prices and capture some incremental yield for the portfolio.

Importantly, we remained fully invested throughout the period in an effort to augment yield.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Shares had an average yield of 3.58% for Series A and 3.43% for Series B. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to holders of Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We expect the Fed to keep interest rates on hold for now and, as such, anticipate crosscurrents of strength and weakness in the market. Against this backdrop, the Fund ended the period with a fairly neutral interest rate posture, as we await the market to present opportunities in the form of higher interest rates. As that occurs, we intend to continue our strategy of selling prerefunded bonds with shorter maturities and investing in the 20-year to 30-year area of the municipal curve, where we continue to see the most compelling relative value.


BlackRock MuniYield Michigan Insured Fund, Inc.

Describe conditions in the State of Michigan.

The State of Michigan is rated Aa2, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively. In late January 2007, Fitch downgraded the state's rating, and all three agencies maintain a negative outlook. Michigan ranks 30th in debt per capita and 32nd in debt as a percent of personal income, according to Moody's. The state ranked 27th in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. Michigan's March 2007 unemployment rate was 6.5%, well above the U.S. rate of 4.5%. It is the only state to have lost jobs for six straight years (through 2006).

Fiscal year 2006 ended on September 30, 2006, with an estimated $200 million budget surplus, most of which was used to meet fiscal year 2007 spending obligations. Despite the use of the surplus, Michigan's fiscal year 2007 budget gap is $700 million, following Governor Granholm's recent cuts of $345 million. The governor's proposed fiscal year 2008 budget, announced in February, closes a large $2.1 billion gap in a $23 billion operating budget. This proposed budget relies more heavily on tax increases versus spending cuts, which had been the focus in prior fiscal years. Key credit concerns include an ailing automotive sector, the lack of a sustainable alternative industry and a declining housing market that could further undermine state revenue collections.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Michigan Insured Fund, Inc. had net annualized yields of 4.66% and 4.98%, based on a period-end per share net asset value of $15.32 and a per share market price of $14.33, respectively, and $.354 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.63%, based on a change in per share net asset value from $15.45 to $15.32, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



The Fund's total return, based on net asset value, exceeded the +1.40% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) The Fund's favorable relative performance was driven primarily by continued strong returns among the lower-rated issues held in the portfolio. Both retail and institutional demand for higher-yielding credits remained very robust throughout the period, leading to substantial price appreciation for many of the Fund's A-rated and BBB-rated holdings. We are pleased with the Fund's results given that, as an insured fund, at least 80% of portfolio holdings must be insured or rated AAA. Notably, for the six-month period, the Fund also generated an above-average distribution rate compared to its Lipper peer group average, largely reflecting the higher-yield environment in which the Fund originated.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was fairly limited during the semi-annual period. In the most recent quarter (February - April 2007), new issuance of Michigan bonds increased 65% compared to the same period a year ago, well above national levels. However, most of the new supply did not meet our desired investment characteristics. Much of it was issued in maturities shorter than 20 years, involved names in which the Fund already has significant exposure or came with unattractive yields.

Generally speaking, the low absolute level of interest rates continued to present challenges, as the vast majority of the Fund's holdings are booked at higher yields than those currently available in the market. For the most part, this environment rendered few compelling investment opportunities, although we did increase exposure to hospital revenue bonds (rated A or higher) when valuations were attractive.

We remained fully invested throughout the period in an effort to augment yield for our shareholders. We also maintained the Fund's high credit quality, with approximately 82% of net assets rated AAA at period-end.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.54% for Series A, 3.42% for Series B, 3.45% for Series C and 3.48% for Series D. There was no material change in the Fund's borrowing costs as the Fed kept the federal funds target rate steady at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Heading into mid-year, we anticipate little change in tax-exempt bond yields. The current financial environment remains well balanced, with modest economic activity and minimal inflationary pressures. Such an environment should allow the Fed to remain sidelined, awaiting further economic developments to help guide monetary policy. Accordingly, we expect to maintain our current interest rate posture. Should economic activity soften - triggered perhaps by a decline in the equity market or further weakness in housing - we would adopt a more constructive posture.

Forward new-issue supply in Michigan appears limited, which will continue to present a challenge with respect to making desired structural changes within the portfolio.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


As such, future portfolio activity likely will focus on improving the Fund's already attractive yield and remaining fully invested in an effort to maximize income for shareholders.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

The State of New Jersey is rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, with stable outlooks from all three agencies. New Jersey ranks fourth in both debt per capita and debt as a percent of personal income, according to Moody's. It ranked second in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. New Jersey's April 2007 unemployment rate was 4.3%, versus the U.S. rate of 4.5%. Fiscal year 2006 operations resulted in an estimated $1.5 billion (unaudited) ending general fund balance. The $31.0 billion fiscal year 2007 budget includes a 1.0% sales tax hike, which is expected to generate roughly $1.2 billion, and approximately $2.0 billion in spending reductions and freezes. These are the major components in reducing a projected $4.5 billion budget shortfall. Key credit issues include ongoing efforts for property-tax reform, as well as budgetary pressures from retired employees' healthcare and pension costs.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield New Jersey Insured Fund, Inc. had net annualized yields of 4.26% and 4.46%, based on a period-end per share net asset value of $15.32 and a per share market price of $14.66, respectively, and $.324 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.64%, based on a change in per share net asset value from $15.42 to $15.32, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +1.74% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey [double tax exempt] or a city in New Jersey [triple tax exempt].) The primary detractor from the Fund's performance was its limited ability (a maximum of 20% of total net assets) to invest in uninsured and lower-rated investment grade credits. The Fund also is precluded from investing in non-investment grade municipal credits, which was a significant disadvantage relative to our more aggressive Lipper peers, as these lower-quality credits continued to outpace the high-grade market during the reporting period. The Fund's slightly short duration early in the period also detracted from performance, as did the ongoing effect of a low-interest-rate environment, wherein issuers of higher-coupon bonds pursue refinancing opportunities and call their outstanding bonds. In an environment where we cannot replace the higher yields lost to calls, this phenomenon dampened the distribution rate of the Fund. Conversely, an emphasis on enhancing the distribution yield of the Fund was beneficial to performance. Out-of-favor coupons (mainly discounted bonds), housing bonds and Puerto Rico bonds were among the top contributors to performance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity reflected our efforts to enhance the Fund's distribution rate. We invested largely on the long end of the municipal yield curve, where we found attractive opportunities to trade the portfolio and to generate higher levels of income for the Fund. In making purchases, we primarily sought new-issue housing bonds, Puerto Rico bonds and out-of-favor coupons (mainly discounted bonds), each of which offers above-market yield and enhances the portfolio's liquidity and potential for capital appreciation. Alternative minimum tax (AMT) issues also were a good source of incremental yield during the period; albeit, we enacted these purchases only when prices were inexpensive on a historical basis.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



New issuance of New Jersey municipal bonds was up 81.6% versus the same six-month period a year ago. Practically all of the increase was attributed to the state's refunding of $3.6 billion in bonds issued as part of the tobacco industry settlement. The tobacco bond refunding provided a gain for the Fund via the price appreciation associated with the prerefunding of existing holdings, and allowed us to maintain our exposure to this sector. Excluding the tobacco settlement bonds, new issuance of New Jersey municipal bonds was down 6.9%. Nevertheless, we did find moderate opportunities to diversify the portfolio and move into bonds with more attractive coupon structures. Still, as has been the case for some time, the low absolute level of yields in the marketplace, coupled with the lack of a significant directional trade in the market, limited the attractiveness of any major portfolio restructuring.

With respect to divestments, we continued to trim the portfolio's short-term holdings, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (primarily those having a call date within three years or less). These bonds are priced with a premium and, as the call date approaches, their value depreciates at an accelerating rate and they generally underperform the overall market. Although this move temporarily hurts distributable income, we believe it is a worthwhile trade-off to protect the future total return potential of the Fund.

In the Fund's uninsured basket, we sought to reduce our exposure to AA-rated and AAA-rated uninsured paper, in favor of higher-yielding, lower-rated investment grade credits (that is, AA-rated and A-rated issues). Sectors of interest included housing, education (primarily colleges and universities) and health care.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of: 3.17% for Series A and 3.12% for Series
B. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed kept its target rate steady at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, accordingly, the yield on the Fund's Common Stock will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund maintained a neutral duration relative to its Lipper peers. We are encouraged by the recent back-up (that is, increase) in interest rates and the general pick-up in new-issue supply, and will continue to evaluate prospects for portfolio diversification and income accrual. We also will seek additional opportunities to sell shorter-dated bonds and reinvest those proceeds in attractive, longer-dated bonds. Further, if the improvement in new-issue supply continues, and at current market rates, there may be additional opportunities to book bonds at higher yields by swapping out of lower-yielding issues. This strategy enhances the distribution rate of the Fund, and at the same time, allows the portfolio to record losses (the new bonds come at prices lower than those of the bonds being sold), minimizing future taxable gains for shareholders.

All in all, we maintain a positive outlook on the municipal bond market. We continue to expect relative value trading and yield to be the key drivers of the Fund's future performance, and accordingly, will look to the long end of the curve to supply the most suitable prospects.


BlackRock MuniYield Pennsylvania Insured Fund

Describe conditions in the Commonwealth of Pennsylvania.

The Commonwealth of Pennsylvania ended the period with ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. Pennsylvania ranks 25th in debt per capita and 27th in debt as a percent of personal income, according to Moody's. Pennsylvania ranked 18th in per-capita income in 2006, according to the U.S. Bureau of Economic Analysis. The Commonwealth's March 2007 unemployment rate of 3.8% was well below the U.S. rate of 4.4%. Pennsylvania employment numbers continue to post incremental gains in contrast to a declining labor force.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


From a fiscal perspective, Pennsylvania's 2006 results show a $149.3 million general fund surplus and a $514.1 million ending general fund balance. Through March 2007, Pennsylvania's fiscal year 2007 revenue collections were above official estimates by $250 million, or 1.3%, led by strong corporate and personal income tax receipts. Under newly enacted Act 1, expanded property tax rebates will initially be financed by the state lottery surplus, but legalized slot gambling revenues ($371 million year-to-date) eventually will be tapped for this purpose. Casino openings will accelerate over the next couple of years with the development and construction of newly licensed casino operator projects. Homeowners are expected to see reductions in their school property tax bills estimated at a rough average of $200 per household. Pennsylvania law now requires most school districts to ask voters next year whether they wish to cut property taxes further by increasing local income taxes. School boards also are required to obtain voter approval for tax increases in excess of inflation, which could challenge local budgeting.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Shares of BlackRock MuniYield Pennsylvania Insured Fund had net annualized yields of 4.42% and 4.63%, based on a period-end per share net asset value of $15.89 and a per share market price of $15.17, respectively, and $.348 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.37%, based on an unchanged per share net asset value of $15.89, and assuming rein-vestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.69% average return of the Lipper Pennsylvania Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania [double tax-exempt] or a city in Pennsylvania [triple tax-exempt].) The Fund also provided an above average yield during the period, consistent with our efforts to provide an attractive level of income for our shareholders.

The Fund's outperformance can be attributed to our long duration relative to our peers, a posture we had assumed for the majority of the period. Interest rates moved within a very narrow range during the period, but our slightly long bias proved favorable at times when the market rallied (i.e., interest rates fell and prices increased). This was particularly true toward the end of 2006.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not significantly alter the portfolio's composition or adjust our underlying strategy during the six-month period. Issuance of new Pennsylvania municipal bonds increased nearly 60% versus the same period a year ago, and this presented some investment opportunities toward the end of the period. Specifically, we invested in some longer-dated Pennsylvania housing bonds that represented attractive relative value. For the most part, however, most of the new issues did not meet our desired investment characteristics. The vast majority had short to intermediate maturities or coupons in the area of only 4.5%, well below the average coupon of bonds booked in the portfolio.

Under these circumstances, we maintained our focus on protecting the Fund's net asset value and providing shareholders with an above average level of income. To that end, we continued to seek incremental yield through investment in longer-dated bonds, while selling shorter-maturity issues in the portfolio. We also remained fully invested throughout the period.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Shares had average yields of 3.48% for Series A, 3.53% for Series B and 3.51% for Series C. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to holders of Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 12 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly long duration relative to our peers. Municipal yields and credit spreads are near their all-time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to look for maturities in the 25-year to 30-year area and to favor a neutral to slightly long portfolio duration, which offers the benefit of incremental yield. We believe above-average yields can provide for competitive Fund returns over time.


Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniYield Florida Insured Fund


Fred K. Stuebe
Vice President and Portfolio Manager
BlackRock MuniYield Michigan Insured Fund, Inc.


Timothy T. Browse, CFA
Portfolio Manager
BlackRock MuniYield New Jersey Insured Fund, Inc.


William R. Bock
Vice President and Portfolio Manager
BlackRock MuniYield Pennsylvania Insured Fund


May 29, 2007



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As of April 30, 2007, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund had leverage amounts, due to Auction Market Preferred Shares or Stock, of 36.62%, 37.17%, 35.28% and 35.86% of total net assets, respectively, before the deduction of Preferred Shares or Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.


Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Portfolio Information


Quality Profiles as of April 30, 2007


BlackRock MuniYield Florida                    Percent of
Insured Fund                                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           88.0%
AA/Aa                                              1.4
A/A                                                7.2
BBB/Baa                                            2.0
Other*                                             1.4

 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield Michigan                   Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           85.6%
AA/Aa                                              2.6
A/A                                                9.4
BBB/Baa                                            1.9
Other*                                             0.5


 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield New Jersey                 Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           85.8%
AA/Aa                                              1.9
A/A                                                3.4
BBB/Baa                                            6.8
BB/Ba                                              0.5
Other*                                             1.6

 * Includes portfolio holdings in short-term investments.



BlackRock MuniYield Pennsylvania               Percent of
Insured Fund                                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           81.9%
AA/Aa                                              4.6
A/A                                                1.5
BBB/Baa                                            7.6
NR                                                 1.9
Other*                                             2.5

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but un-distributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

                     BlackRock MuniYield Florida Insured Fund    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

District of Columbia--0.8%

   $ 1,000   Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2032 (c)                                $    1,050


Florida--139.8%

     1,300   Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (a)                                            1,389

     1,430   Bay County, Florida, Sales Tax Revenue Bonds, 5%
             due 9/01/2027 (a)                                            1,523

       700   Boynton Beach, Florida, Utility System Revenue
             Refunding Bonds, 6.25% due 11/01/2020 (b)(c)                   829

     1,720   Broward County, Florida, Educational Facilities
             Authority Revenue Bonds (Nova Southeastern
             University), 5% due 4/01/2031 (e)                            1,802

     1,545   Cape Coral, Florida, Special Obligation Revenue
             Bonds, 5% due 10/01/2033 (h)                                 1,635

     1,000   Daytona Beach, Florida, Utility System Revenue
             Refunding Bonds, Series B, 5% due 11/15/2027 (c)             1,045

     1,000   Deltona, Florida, Transportation Capital Improvement
             Revenue Bonds, 5.125% due 10/01/2026 (h)                     1,074

     1,000   Emerald Coast, Florida, Utilities Authority, System
             Revenue Bonds, 5.25% due 1/01/2036 (c)                       1,079

     1,000   Emerald Coast, Florida, Utilities Authority, System
             Revenue Refunding Bonds, 5% due 1/01/2024 (c)                1,070

     2,110   First Florida Governmental Financing Commission
             Revenue Bonds, 5.70% due 7/01/2007 (h)(i)                    2,138

     1,000   Flagler County, Florida, Capital Improvement Revenue
             Bonds, 5% due 10/01/2035 (h)                                 1,054

     1,095   Florida HFA, Housing Revenue Bonds (Brittany
             Rosemont Apartments), AMT, Series C-1, 6.75%
             due 8/01/2014 (a)                                            1,097

             Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Bonds, AMT:
       900      Series 2, 4.80% due 7/01/2032 (m)(n)(o)                     902
     1,565      Series 11, 5.95% due 1/01/2032 (f)                        1,611

       370   Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (f)                                        383

     1,000   Florida State Board of Education, Capital Outlay, GO,
             Public Education, Series B, 5% due 6/01/2031 (c)             1,045

     6,190   Florida State Board of Education, Lottery Revenue
             Bonds, Series A, 6% due 7/01/2010 (c)(i)                     6,667



      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

   $ 1,000   Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (a)                                      $    1,053

     1,860   Florida State Turnpike Authority, Turnpike Revenue
             Bonds (Department of Transportation), Series B, 5%
             due 7/01/2030                                                1,914

     1,400   Fort Myers, Florida, Utility System Revenue Refunding
             Bonds, 5% due 10/01/2031 (h)                                 1,488

     3,000   Hernando County, Florida, School Board, COP, 5%
             due 7/01/2035 (h)                                            3,158

             Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System):
     3,700      Series A, 6% due 11/15/2011 (i)                           4,073
     1,250      Series C, 5.25% due 11/15/2036                            1,308

             Hillsborough County, Florida, School Board, COP (h):
     6,000      5.375% due 7/01/2009 (i)                                  6,212
     1,000      5% due 7/01/2029                                          1,041

             Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue Bonds
             (Mayo Clinic-Jacksonville) (h):
     1,000      Series A, 5.50% due 11/15/2036                            1,072
       750      Series B, 5.50% due 11/15/2036                              804

     1,140   Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), AMT, 5.50% due 10/01/2030 (l)                      1,227

     1,000   Jacksonville, Florida, Economic Development
             Commission, Revenue Refunding Bonds (Anheuser
             Busch Company Project), AMT, Series B, 4.75%
             due 3/01/2047                                                  981

     1,455   Jacksonville, Florida, Guaranteed Entitlement
             Revenue Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (c)                                           1,541

     2,000   Jacksonville, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Baptist Medical Center
             Project), Series A, 5% due 8/15/2037                         2,057

     1,225   Jacksonville, Florida, Port Authority, Seaport Revenue
             Bonds, AMT, 5.625% due 11/01/2026 (h)                        1,288

     2,280   Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (h)                                           2,387

     2,000   Lakeland, Florida, Electric and Water Revenue
             Refunding Bonds, Series A, 5% due 10/01/2028 (h)             2,056

     1,000   Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (f)                              1,072



Portfolio Abbreviations


To simplify the listings of portfolio holdings in each Fund's
Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes




SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                     BlackRock MuniYield Florida Insured Fund    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

   $ 2,285   Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (a)                                      $    2,455

     2,000   Lee Memorial Health System, Florida, Hospital
             Revenue Bonds, Series A, 5% due 4/01/2032 (a)                2,113

     1,000   Leesburg, Florida, Capital Improvement Revenue
             Bonds, 5.25% due 10/01/2034 (c)                              1,072

     1,000   Marco Island, Florida, Utility System Revenue Bonds,
             5% due 10/01/2033 (h)                                        1,046

     1,400   Marion County, Florida, Hospital District, Revenue
             Refunding Bonds (Monroe Regional Medical Center),
             5% due 10/01/2034                                            1,424

     1,000   Martin County, Florida, Utilities System Revenue
             Bonds, 5.125% due 10/01/2033 (a)                             1,053

     2,000   Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (a)                               2,137

             Miami-Dade County, Florida, Aviation Revenue Bonds,
             AMT, Series A:
     6,300      5% due 10/01/2033 (f)                                     6,493
     5,000      (Miami International Airport), 6%
                due 10/01/2024 (c)                                        5,363

             Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A (a):
     2,000      5.75% due 4/01/2010 (i)                                   2,123
     1,000      5% due 4/01/2037                                          1,060

             Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B (c):
     1,000      5.25% due 7/01/2027                                       1,074
     3,875      5% due 7/01/2033                                          4,060

     1,655   Miami-Dade County, Florida, IDA, IDR (BAC
             Funding Corporation Project), Series A, 5.375%
             due 10/01/2030 (a)                                           1,756

     2,000   Miami-Dade County, Florida, School Board, COP,
             Series A, 5.50% due 10/01/2009 (f)(i)                        2,084

     1,865   Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (h)                      2,016

             Miami-Dade County, Florida, Subordinate Special
             Obligation Revenue Bonds, Series A (h)(p):
     4,375      5.186% due 10/01/2031                                     1,313
     5,735      5.203% due 10/01/2033                                     1,542

     4,765   Orange County, Florida, Educational Facilities
             Authority, Educational Facilities Revenue
             Refunding Bonds (Rollins College Project), 5.50%
             due 12/01/2032 (a)                                           5,158

             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds: (i)
       600      (Adventist Health System), 6.25%
                due 11/15/2012                                              671
     1,835      (Orlando Regional Healthcare), 6%
                due 12/01/2012                                            2,037

     1,000   Orange County, Florida, Sales Tax Revenue Refunding
             Bonds, Series A, 5.125% due 1/01/2023 (c)                    1,054



      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

   $ 6,500   Orange County, Florida, School Board, COP, Series A,
             5.25% due 8/01/2009 (h)(i)                              $    6,781

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (a):
     4,000      5% due 7/01/2030                                          4,181
     6,815      5% due 7/01/2035                                          7,123

     1,530   Osceola County, Florida, Infrastructure Sales Surplus
             Tax Revenue Bonds, 5.25% due 10/01/2025 (a)                  1,620

     2,000   Osceola County, Florida, School Board, COP, Series A,
             5.25% due 6/01/2027 (a)                                      2,122

     1,100   Osceola County, Florida, Tourist Development Tax
             Revenue Bonds, Series A, 5.50% due 10/01/2027 (c)            1,180

     1,500   Palm Beach County, Florida, Criminal Justice Facilities
             Revenue Bonds, 7.20% due 6/01/2015 (c)                       1,849

     2,000   Palm Beach County, Florida, School Board, COP,
             Refunding, Series D, 5.25% due 8/01/2021 (f)                 2,123

             Palm Beach County, Florida, School Board, COP,
             Series A:
     5,000      6% due 8/01/2010 (c)(i)                                   5,385
     1,300      5% due 8/01/2031 (f)                                      1,370

     1,000   Palm Coast, Florida, Utility System Revenue Bonds,
             5% due 10/01/2027 (h)                                        1,045

     1,500   Panama City, Florida, Water and Sewer Revenue
             Bonds, Series B, 5.25% due 10/01/2022 (h)                    1,619

     1,000   Pembroke Pines, Florida, Public Improvement Revenue
             Bonds, Series A, 5% due 10/01/2034 (a)                       1,050

     1,340   Polk County, Florida, Public Facilities Revenue Bonds,
             5% due 12/01/2033 (h)                                        1,415

     1,000   Polk County, Florida, Utility System Revenue Bonds,
             5.25% due 10/01/2022 (c)                                     1,071

     1,055   Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
             due 9/01/2024 (h)                                            1,142

     2,190   Port St. Lucie, Florida, Utility System Revenue
             Refunding Bonds, Series A, 5% due 9/01/2029 (h)              2,324

     1,000   Saint Johns County, Florida, Ponte Vedra Utility
             System Revenue Bonds, 5% due 10/01/2035 (f)                  1,053

     1,400   Saint Johns County, Florida, Sales Tax Revenue Bonds,
             Series A, 5.25% due 10/01/2031 (a)                           1,499

     1,000   Saint Lucie, Florida, West Services District, Utility
             Revenue Bonds, 5.25% due 10/01/2034 (h)                      1,080

     1,430   South Florida Water Management District, COP, 5%
             due 10/01/2036 (a)                                           1,509

     1,000   South Lake County, Florida, Hospital District
             Revenue Bonds (South Lake Hospital Inc.), 5.80%
             due 10/01/2034                                               1,039

     2,280   University of Central Florida (UCF) Athletics
             Association Inc., COP, Series A, 5.25%
             due 10/01/2034 (c)                                           2,437

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (h):
     1,640      5.375% due 11/01/2034                                     1,784
     1,000      5.125% due 11/01/2036                                     1,063



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

                     BlackRock MuniYield Florida Insured Fund    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Florida (concluded)

             Village Center Community Development District,
             Florida, Utility Revenue Bonds (h):
   $ 2,585      5.25% due 10/01/2023                                 $    2,780
     4,030      5.125% due 10/01/2028                                     4,255

             Volusia County, Florida, IDA, Student Housing Revenue
             Bonds (Stetson University Project), Series A (g):
     1,000      5% due 6/01/2025                                          1,060
     1,000      5% due 6/01/2035                                          1,053


New Jersey--1.7%

     2,000   New Jersey EDA, Cigarette Tax Revenue Bonds,
             5.50% due 6/15/2024                                          2,105


Puerto Rico--4.4%

     1,000   Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series M, 5% due 7/01/2037                  1,049

     1,970   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series II, 5.375% due 7/01/2012 (h)(i)                2,148

     1,000   Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                1,037

     1,145   Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (i)                            1,204

             Total Municipal Bonds
             (Cost--$174,683)--146.7%                                   182,784



      Face
    Amount   Municipal Bonds Held in Trust (k)                         Value

Florida--11.3%

   $ 6,960   Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds
             (Miami Children's Hospital), Series A, 5.625%
             due 8/15/2018 (a)                                       $    7,535

     2,000   Santa Rosa County, Florida, School Board, COP,
             Revenue Refunding Bonds, Series 2, 5.25%
             due 2/01/2026 (c)                                            2,158

     4,000   South Broward, Florida, Hospital District, Hospital
             Revenue Bonds, 5.625% due 5/01/2032 (h)                      4,374


Puerto Rico--6.0%

     7,100   Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series A, 5.375% due 8/01/2011 (h)(i)                        7,552

             Total Municipal Bonds Held in Trust
             (Cost--$20,548)--17.3%                                      21,619



    Shares
      Held   Short-Term Securities

     2,803   CMA Florida Municipal Money Fund, 3.39% (d)(j)               2,803

             Total Short-Term Securities
             (Cost--$2,803)--2.3%                                         2,803

Total Investments (Cost--$198,034*)--166.3%                             207,206
Liabilities in Excess of Other Assets--(0.4%)                             (417)
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.1%)                           (10,133)
Preferred Shares, at Redemption Value--(57.8%)                         (72,049)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  124,607
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       188,331
                                                    ===============
    Gross unrealized appreciation                   $         8,884
    Gross unrealized depreciation                              (39)
                                                    ---------------
    Net unrealized appreciation                     $         8,845
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) Represents the current yield as of April 30, 2007.

(e) Assured Guaranty Insured.

(f) FSA Insured.

(g) CIFG Insured.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Florida Municipal Money Fund            (2,247)          $53


(k) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(l) ACA Insured.

(m) FHLMC Collateralized.

(n) FNMA Collateralized.

(o) GNMA Collateralized.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

  o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

                                                Notional        Unrealized
                                                 Amount        Appreciation

    Pay a fixed rate of 3.627% and
    receive a floating rate based on
    1-week USD Bond Market
    Association rate

    Broker, JPMorgan Chase
    Expires June 2017                           $11,000          $    22

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

              BlackRock MuniYield Michigan Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan--138.0%

  $  3,600   Adrian, Michigan, City School District, GO, 5%
             due 5/01/2014 (d)(e)                                    $    3,872

     1,000   Allegan, Michigan, Public School District, GO, 5.75%
             due 5/01/2010 (d)(e)                                         1,058

     1,000   Ann Arbor, Michigan, Public School District, School
             Building and Site, GO, 5% due 5/01/2027                      1,052

     3,725   Bay City, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2031 (d)                           3,952

     1,000   Birmingham, Michigan, City School District, School
             Building and Site, GO, 5% due 11/01/2033 (d)                 1,052

     1,000   Central Montcalm, Michigan, Public Schools, GO,
             5.90% due 5/01/2009 (b)(e)                                   1,043

     1,500   Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba), AMT,
             Series B, 6.45% due 4/15/2012 (e)                            1,652

             Detroit, Michigan, City School District, GO (School
             Building and Site Improvement):
     3,000      Refunding, Series A, 5% due 5/01/2021 (d)                 3,180
     1,000      Series A, 5.50% due 5/01/2012 (d)(e)                      1,082
     2,300      Series A, 5.375% due 5/01/2013 (c)(e)                     2,502
     3,100      Series B, 5% due 5/01/2028 (c)                            3,222

     1,325   Detroit, Michigan, GO, 5.50% due 4/01/2011 (b)(e)            1,412

             Detroit, Michigan, Water Supply System
             Revenue Bonds:
     1,025      DRIVERS, Series 200, 7.211%
                due 7/01/2011 (c)(e)(i)(n)                                1,201
     1,550      Second Lien, Series B, 5% due 7/01/2013 (b)(e)            1,654
     2,420      Second Lien, Series B, 5% due 7/01/2034 (b)               2,516
     1,250      Senior Lien, Series A, 5.875%
                due 1/01/2010 (c)(e)                                      1,330
     6,900      Senior Lien, Series A, 5% due 7/01/2034 (b)               7,174
    11,790      Series B, 5.25% due 7/01/2013 (b)(e)                     12,742

     1,415   Detroit, Michigan, Water Supply System, Revenue
             Refunding Bonds, 6.25% due 7/01/2012 (c)(h)                  1,504

     3,900   Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                      4,156

     3,100   Dickinson County, Michigan, Healthcare System,
             Hospital Revenue Refunding Bonds, 5.80%
             due 11/01/2024 (g)                                           3,243

             East Grand Rapids, Michigan, Public School District,
             GO (d):
     1,610      5.75% due 5/01/2009 (e)                                   1,674
     1,575      5% due 5/01/2031                                          1,671

             Eastern Michigan University, General Revenue
             Refunding Bonds (a):
       590      6% due 6/01/2010 (e)                                        635
       435      6% due 6/01/2020                                            467



      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

             Eastern Michigan University Revenue Bonds,
             Series B (c)(e):
  $  1,500      5.60% due 6/01/2010                                  $    1,583
     1,310      5.625% due 6/01/2010                                      1,383

             Eaton Rapids, Michigan, Public Schools, School
             Building and Site, GO (d):
     2,425      5% due 5/01/2014 (e)                                      2,609
     1,325      5.25% due 5/01/2020                                       1,430
     1,675      5.25% due 5/01/2021                                       1,807
     1,700      5% due 5/01/2026                                          1,789
     1,175      5% due 5/01/2029                                          1,234

             Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), Series A (g):
       615      5.375% due 7/01/2020                                        627
     1,375      6% due 7/01/2020                                          1,498

     2,200   Fowlerville, Michigan, Community Schools, School
             District, GO, 5% due 5/01/2030 (c)                           2,309

     1,000   Frankenmuth, Michigan, School District, GO, 5.75%
             due 5/01/2010 (c)(e)                                         1,058

     3,650   Gibraltar, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2028 (c)                           3,837

     1,100   Grand Blanc, Michigan, Community Schools, GO,
             5.625% due 5/01/2020 (c)                                     1,184

             Grand Rapids, Michigan, Building Authority Revenue
             Bonds, Series A (a):
     1,035      5.50% due 10/01/2012 (e)                                  1,126
       665      5.50% due 10/01/2019                                        720
       900      5.50% due 10/01/2020                                        975

     2,070   Grand Valley, Michigan, State University Revenue
             Bonds, 5.50% due 2/01/2018 (c)                               2,285

    11,250   Greater Detroit Resource Recovery Authority,
             Michigan, Revenue Refunding Bonds, Series A, 6.25%
             due 12/13/2008 (a)                                          11,691

     5,625   Gull Lake, Michigan, Community School District, School
             Building and Site, GO, 5% due 5/01/2014 (d)(e)               6,050

             Harper Woods, Michigan, City School District, School
             Building and Site, GO, Refunding (c):
     4,345      5% due 5/01/2014 (e)                                      4,674
       430      5% due 5/01/2034                                            450

     9,325   Hartland, Michigan, Consolidated School District,
             GO, 6% due 5/01/2010 (c)(e)                                  9,933

     3,990   Hudsonville, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (d)                           4,192

     1,575   Jenison, Michigan, Public Schools, School Building
             and Site, GO, 5.50% due 5/01/2019 (c)                        1,697

     4,000   Kent, Michigan, Hospital Finance Authority, Hospital
             Revenue Refunding Bonds (Butterworth Hospital),
             Series A, 7.25% due 1/15/2013 (b)                            4,384



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

              BlackRock MuniYield Michigan Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

             Kent, Michigan, Hospital Finance Authority Revenue
             Bonds (Spectrum Health), Series A (e):
  $  3,000      5.50% due 7/15/2011 (b)                              $    3,227
     1,000      5.50% due 7/15/2011                                       1,076

     1,510   Lansing, Michigan, Building Authority, GO, Series A,
             5.375% due 6/01/2013 (b)(e)                                  1,626

     1,015   Lowell, Michigan, Area Schools, GO, Refunding, 5%
             due 5/01/2024 (b)                                            1,076

     1,875   Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Bonds (Hillsdale College Project),
             5% due 3/01/2035                                             1,931

     2,250   Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Refunding Bonds (Hope College),
             Series A, 5.90% due 4/01/2032                                2,383

             Michigan Higher Education Facilities Authority,
             Revenue Refunding Bonds (College for Creative
             Studies):
     1,235      5.85% due 12/01/2022                                      1,316
     1,145      5.90% due 12/01/2027                                      1,217

     2,500   Michigan Higher Education Student Loan Authority,
             Student Loan Revenue Bonds, AMT, Series XVII-B,
             5.40% due 6/01/2018 (a)                                      2,553

     1,065   Michigan Municipal Bond Authority Revenue Bonds
             (Local Government Loan Program), Group A, 5.50%
             due 11/01/2020 (a)                                           1,126

             Michigan Municipal Bond Authority Revenue
             Refunding Bonds (Local Government Loan Program),
             Series A:
        75      6.50% due 11/01/2012 (b)                                     75
     1,000      6% due 12/01/2013 (c)                                     1,014
     7,000      6.125% due 12/01/2018 (c)                                 7,104

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program):
     2,500      Series I, 5.50% due 10/15/2018 (b)                        2,676
     3,500      Series II, 5% due 10/15/2029 (b)                          3,665
     2,500      Series II, 5% due 10/15/2033 (a)                          2,645
     1,250      RIB, Series 517X, 6.80% due 10/15/2010 (d)(i)(n)          1,415

             Michigan State, COP (a):
     3,000      5.50% due 6/01/2010 (e)                                   3,152
     3,000      5.40% due 6/01/2022 (h)(m)                                1,579

     3,740   Michigan State, Comprehensive Transportation
             Revenue Refunding Bonds, 5% due 5/15/2026 (d)                3,983

             Michigan State, HDA, Limited Obligation M/F Housing
             Revenue Bonds, AMT (f):
     1,000      (Deaconess Towers Apartments), 5.25%
                due 2/20/2048                                             1,025
     4,050      (Wiliams Pavilion Apartments), 4.75%
                due 4/20/2037                                             4,024

             Michigan State, HDA, Rental Housing Revenue
             Bonds, AMT:
       835      Series A, 5.30% due 10/01/2037 (b)                          849
     3,310      Series D, 5% due 4/01/2026 (d)                            3,388



      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

  $  2,530   Michigan State Hospital Finance Authority, Hospital
             Revenue Bonds (Mid-Michigan Obligation Group),
             Series A, 5.50% due 4/15/2018 (a)                       $    2,693

             Michigan State Hospital Finance Authority, Hospital
             Revenue Refunding Bonds:
     2,200      (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             2,353
     2,875      (Oakwood Obligated Group), Series A, 5%
                due 7/15/2025                                             2,970
     1,500      (Oakwood Obligated Group), Series A, 5%
                due 7/15/2037                                             1,535
     2,000      (Sparrow Obligation Group), 5.625%
                due 11/15/2011 (e)                                        2,171
     4,250      (Sparrow Obligated Group), 5% due 11/15/2031              4,391

     9,180   Michigan State Hospital Finance Authority Revenue
             Bonds (Mid-Michigan Obligor Group), Series A, 5%
             due 4/15/2036                                                9,440

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds:
     2,715      (Ascension Health Credit), Series A, 5.75%
                due 11/15/2009 (b)(e)                                     2,874
    12,000      (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (b)(e)                                    12,809
     2,500      (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (b)(e)                                     2,676
     7,200      (Henry Ford Health System), Series A, 5.25%
                due 11/15/2032                                            7,604
     3,000      (Henry Ford Health System), Series A, 5%
                due 11/15/2038                                            3,085
     2,200      (Mercy Health Services), Series X, 5.75%
                due 8/15/2009 (b)(e)                                      2,318
     2,000      (Mercy Health Services), Series X, 6%
                due 8/15/2009 (b)(e)                                      2,120
     4,930      (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2014 (b)                                         5,173
     3,000      (Saint John Hospital), Series A, 6%
                due 5/15/2013 (a)(h)                                      3,092
     6,400      (Trinity Health), Series A, 6% due 12/01/2027 (a)         6,895
     1,000      (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,062
     5,255      (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            5,565
     3,100      (Trinity Health Credit Group), Series D, 5%
                due 8/15/2034                                             3,217

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds:
    10,250      (Detroit Edison Company Pollution Control
                Project), AMT, Series A, 5.55% due 9/01/2029 (b)         10,758
     6,000      (Detroit Edison Company Pollution Control
                Project), Series AA, 6.95% due 5/01/2011 (c)              6,683
     2,175      (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            2,264



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

              BlackRock MuniYield Michigan Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

  $ 15,000   Monroe County, Michigan, Economic Development
             Corp., Limited Obligation Revenue Refunding Bonds
             (Detroit Edison Co. Project), Series AA, 6.95%
             due 9/01/2022 (c)                                       $   19,628

     1,000   Montrose Township, Michigan, School District, GO,
             6.20% due 5/01/2017 (b)                                      1,180

     1,830   Muskegon Heights, Michigan, Water System Revenue
             Bonds, Series A, 5.625% due 11/01/2010 (b)(e)                1,945

       235   Northview, Michigan, Public School District, GO,
             Refunding, 5.80% due 5/01/2021 (b)                             239

     1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90%
             due 5/01/2009 (c)(e)                                         1,148

       500   Oak Park, Michigan, Street Improvement, GO, 5%
             due 5/01/2030 (b)                                              530

     5,320   Orchard View, Michigan, Schools, School Building
             and Site, GO, 5% due 11/01/2013 (b)(e)                       5,707

     2,425   Oxford, Michigan, Area Community School District,
             GO, 5.50% due 11/01/2011 (d)(e)                              2,606

     1,370   Pennfield, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2014 (c)(e)                        1,474

     1,000   Plainwell, Michigan, Community Schools, School
             District, School Building and Site, GO, 5.50%
             due 11/01/2012 (d)(e)                                        1,089

     3,905   Plymouth-Canton, Michigan, Community School
             District, GO, 5% due 5/01/2029 (c)                           4,103

       700   Pontiac, Michigan, Tax Increment Finance Authority,
             Revenue Refunding Bonds (Development Area
             Number 2), 5.625% due 6/01/2022 (g)                            747

     1,425   Reed, Michigan, City Public Schools, School Building
             and Site, GO, 5% due 5/01/2014 (d)(e)                        1,533

     1,500   Roseville, Michigan, School District, School Building
             and Site, GO, Refunding, 5% due 5/01/2031 (d)                1,591

     2,500   Saginaw, Michigan, Hospital Finance Authority,
             Revenue Refunding Bonds (Covenant Medical Center),
             Series E, 5.625% due 7/01/2013 (b)                           2,611

             Saginaw Valley State University, Michigan, General
             Revenue Refunding Bonds (c):
     2,100      5% due 7/01/2024                                          2,215
     1,445      5% due 7/01/2034                                          1,515

     1,150   Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Company), RIB,
             Series 282, 8.55% due 8/01/2024 (a)(i)(n)                    1,265

     1,300   Southfield, Michigan, Library Building Authority, GO,
             5.50% due 5/01/2010 (b)(e)                                   1,366



      Face
    Amount   Municipal Bonds                                           Value

Michigan (concluded)

             Southfield, Michigan, Public Schools, School Building
             and Site, GO, Series A (d):
  $  2,900      5.25% due 5/01/2027                                  $    3,110
     3,500      5% due 5/01/2029                                          3,677

     1,325   Sparta, Michigan, Area Schools, School Building and
             Site, GO, 5% due 5/01/2014 (c)(e)                            1,425

     1,100   Waverly, Michigan, Community School, GO, 5.50%
             due 5/01/2010 (c)(e)                                         1,154

    10,660   Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5.375% due 12/01/2015 (b)                         10,984

     1,750   Wayne Charter County, Michigan, Detroit
             Metropolitan Airport, GO, Airport Hotel, Series A, 5%
             due 12/01/2030 (b)                                           1,823

     9,160   Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT, 5% due 12/01/2034 (b)                                   9,569

             West Bloomfield, Michigan, School District, GO,
             Refunding (c):
     1,710      5.50% due 5/01/2017                                       1,837
     1,225      5.50% due 5/01/2018                                       1,320

     2,405   West Branch-Rose City, Michigan, Area School District,
             GO, 5.50% due 5/01/2009 (c)(e)                               2,489

     1,600   Zeeland, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (b)                           1,681


Puerto Rico--6.3%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
     2,900      Series K, 5% due 7/01/2015 (e)                            3,151
     8,900      Series N, 5.25% due 7/01/2039 (c)                        10,452

         3   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Trust Receipts, Class R, Series 16 HH, 7.261%
             due 7/01/2013 (d)(i)(n)                                          3

     2,790   Puerto Rico Municipal Finance Agency Revenue Bonds,
             Series A, 5% due 8/01/2027 (d)                               2,905

     1,000   Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (e)                            1,052

             Total Municipal Bonds
             (Cost--$380,357)--144.3%                                   402,568



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

              BlackRock MuniYield Michigan Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds Held in Trust (l)                         Value

Michigan--21.3%

  $  6,700   Detroit, Michigan, Water Supply System,
             Senior Lien Revenue Bonds, Series A, 5.75%
             due 7/1/2011 (c)(e)                                     $    7,275

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program), Series I (d):
     4,750      5.50% due 10/15/2010                                      5,065
    15,030      5.50% due 10/15/2011                                     16,027

    15,500   Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project),
             Series AA, 6.40% due 8/1/2024 (a)                           16,277

             Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT (b):
     7,525      5.25% due 12/1/2025                                       8,034

     6,295      5.25% due 12/1/2026                                       6,721



      Face
    Amount   Municipal Bonds Held in Trust (l)                         Value

Puerto Rico--1.0%

  $  2,535   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series HH, 5.75% due 7/01/2010 (d)(e)            $    2,713

             Total Municipal Bonds Held in Trust
             (Cost--$61,415)--22.3%                                      62,112



    Shares
      Held   Short-Term Securities

     2,367   CMA Michigan Municipal Money Fund, 3.29% (j)(k)              2,367

             Total Short-Term Securities
             (Cost--$2,367)--0.9%                                         2,367

Total Investments (Cost--$444,139*)--167.5%                             467,047
Other Assets Less Liabilities--2.2%                                       6,362
Liability for Trust Certificates,
  Including Interest Expense Payable--(10.5%)                          (29,416)
Preferred Stock, at Redemption Value--(59.2%)                         (165,077)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  278,916
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       415,718
                                                    ===============
    Gross unrealized appreciation                   $        22,288
    Gross unrealized depreciation                             (127)
                                                    ---------------
    Net unrealized appreciation                     $        22,161
                                                    ===============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) GNMA Collateralized.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal
      Money Fund                                (5,017)          $83


(k) Represents the current yield as of April 30, 2007.

(l) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

            BlackRock MuniYield New Jersey Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New Jersey--138.4%

   $ 1,000   Delaware River and Bay Authority of New Jersey and
             Delaware Revenue Bonds, 5% due 1/01/2033 (e)            $    1,042

             Delaware River Joint Toll Bridge Commission of
             New Jersey and Pennsylvania, Bridge Revenue
             Refunding Bonds:
     1,875      5% due 7/01/2023                                          1,950
     1,000      5% due 7/01/2028                                          1,038

     6,925   Garden State Preservation Trust of New Jersey,
             Capital Appreciation Revenue Bonds, Series B, 5.12%
             due 11/01/2023 (d)(k)                                        3,443

             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (d):
     2,605      5.80% due 11/01/2022                                      2,968
     3,300      5.75% due 11/01/2028                                      4,025

     2,000   Gloucester County, New Jersey, Improvement
             Authority, Solid Waste Resource Recovery, Revenue
             Refunding Bonds (Waste Management Inc. Project),
             Series A, 6.85% due 12/01/2029                               2,134

     2,700   Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
             4.50% due 8/01/2033 (a)                                      2,720

     1,000   Hudson County, New Jersey, COP, Refunding, 6.25%
             due 12/01/2016 (e)                                           1,185

     1,000   Hudson County, New Jersey, Improvement Authority,
             Capital Appreciation Revenue Bonds, Series A-1,
             4.46% due 12/15/2032 (e)(k)                                    319

     7,500   Hudson County, New Jersey, Improvement Authority,
             Facility Lease Revenue Refunding Bonds (Hudson
             County Lease Project), 5.375% due 10/01/2024 (c)             7,723

     5,200   Jackson Township, New Jersey, School District, GO,
             5% due 4/15/2012 (c)(g)                                      5,511

     3,750   Jersey City, New Jersey, Sewer Authority, Sewer
             Revenue Refunding Bonds, 6.25% due 1/01/2014 (a)             4,166

     3,000   Middlesex County, New Jersey, COP, Refunding, 5%
             due 8/01/2022 (e)                                            3,119

             Monmouth County, New Jersey, Improvement
             Authority, Governmental Loan Revenue Bonds (a):
       735      5.20% due 12/01/2014                                        771
     2,305      5.25% due 12/01/2015                                      2,422

             Monmouth County, New Jersey, Improvement
             Authority, Governmental Loan Revenue Refunding
             Bonds (a):
     1,695      5% due 12/01/2017                                         1,783
     1,520      5% due 12/01/2018                                         1,594
     1,540      5% due 12/01/2019                                         1,615

             New Jersey EDA, Cigarette Tax Revenue Bonds:
     1,060      5.625% due 6/15/2019                                      1,107
       785      5.75% due 6/15/2029                                         849
       225      5.50% due 6/15/2031                                         239
       465      5.75% due 6/15/2034                                         500



      Face
    Amount   Municipal Bonds                                           Value

New Jersey (continued)

   $ 1,000   New Jersey EDA, First Mortgage Revenue Bonds
             (Fellowship Village), Series C, 5.50% due 1/01/2028     $    1,019

     1,700   New Jersey EDA, First Mortgage Revenue Refunding
             Bonds (Fellowship Village), Series A, 5.50%
             due 1/01/2018                                                1,728

             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (e):
     3,325      4.95% due 7/01/2021 (k)                                   1,843
     3,900      5% due 7/01/2029                                          4,104
     8,500      5.25% due 7/01/2033                                       9,118
     1,765      5% due 7/01/2034                                          1,853

     6,500   New Jersey EDA, School Facilities Construction,
             Revenue Refunding Bonds, Series K, 5.25%
             due 12/15/2017 (c)                                           7,167

     5,070   New Jersey EDA, Water Facilities Revenue Bonds
             (New Jersey-American Water Company, Inc. Project),
             AMT, Series A, 6.875% due 11/01/2034 (c)                     5,132

     1,900   New Jersey EDA, Water Facilities Revenue Refunding
             Bonds (United Water of New Jersey Inc. Project),
             VRDN, Series A, 3.95% due 11/01/2026 (a)(h)                  1,900

             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds:
     1,125      (Somerset Medical Center), 5.50% due 7/01/2033            1,168
     4,000      (South Jersey Hospital), 6% due 7/01/2012 (g)             4,403

             New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds:
       615      (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                               679
     1,315      (Atlantic City Medical Center), 5.75%
                due 7/01/2025                                             1,405
     2,425      (Holy Name Hospital), 6% due 7/01/2025                    2,479

     2,250      (Meridian Health System Obligation Group),
                5.25% due 7/01/2019 (d)                                   2,337
             New Jersey Sports and Exposition Authority,
             Luxury Tax Revenue Refunding Bonds (Convention
             Center) (e):
     1,540      5.50% due 3/01/2021                                       1,768
     1,000      5.50% due 3/01/2022                                       1,154

     3,200   New Jersey State Educational Facilities Authority,
             Higher Education, Capital Improvement Revenue
             Bonds, Series A, 5.125% due 9/01/2012 (a)(g)                 3,424

             New Jersey State Educational Facilities Authority
             Revenue Bonds:
     1,600      (Montclair State University), Series A, 5%
                due 7/01/2021 (a)                                         1,720
     1,185      (Rowan University), Series C, 5%
                due 7/01/2014 (e)(g)                                      1,274
     1,315      (Rowan University), Series C, 5.125%
                due 7/01/2014 (e)(g)                                      1,424

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds:
     3,185      (Montclair State University), Series L, 5%
                due 7/01/2014 (e)(g)                                      3,425
     1,250      (Ramapo College), Series I, 4.25%
                due 7/01/2031 (a)                                         1,222



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

            BlackRock MuniYield New Jersey Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New Jersey (continued)

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds (concluded):
   $ 4,890      (Ramapo College), Series I, 4.25%
                due 7/01/2036 (a)                                    $    4,754
       800      (Rowan University), Series B, 4.25%
                due 7/01/2034 (c)                                           779
       555      (Rowan University), Series C, 5%
                due 7/01/2031 (c)                                           578
     1,725      (William Paterson University), Series E, 5%
                due 7/01/2021 (f)                                         1,818

     3,500   New Jersey State, GO, Refunding, Series H, 5.25%
             due 7/01/2015 (d)                                            3,856

     3,875   New Jersey State Higher Education Assistance
             Authority, Student Loan Revenue Bonds, AMT,
             Series A, 5.30% due 6/01/2017 (a)                            3,911

     4,425   New Jersey State Housing and Mortgage Finance
             Agency, Capital Fund Program Revenue Bonds,
             Series A, 4.70% due 11/01/2025 (d)                           4,526

     2,640   New Jersey State Housing and Mortgage Finance
             Agency, Home Buyer Revenue Bonds, AMT, Series CC,
             5.80% due 10/01/2020 (e)                                     2,732

     1,000   New Jersey State Housing and Mortgage Finance
             Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
             due 11/01/2035 (c)                                           1,010

       500   New Jersey State Housing and Mortgage Finance
             Agency, S/F Housing Revenue Refunding Bonds, AMT,
             Series T, 4.70% due 10/01/2037                                 497

             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds:
     2,760      Series C, 5.05% due 12/15/2035 (a)(k)                       779
     3,240      Series D, 5% due 6/15/2019 (d)                            3,462

             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds:
     4,250      Series A, 5.25% due 12/15/2020 (d)                        4,780
     3,600      Series B, 5.50% due 12/15/2021 (e)                        4,154

     3,005   New Jersey State Turnpike Authority, Turnpike Revenue
             Bonds, Series B, 5.15% due 1/01/2035 (a)(k)                  2,168

     1,835   New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, Series C-1, 4.50%
             due 1/01/2031 (a)                                            1,837

     3,000   Newark, New Jersey, Housing Authority, Port
             Authority--Port Newark Marine Terminal, Additional
             Rent-Backed Revenue Refunding Bonds (City of
             Newark Redevelopment Projects), 4.375%
             due 1/01/2037 (e)                                            2,963

     1,710   North Hudson Sewage Authority, New Jersey, Sewer
             Revenue Refunding Bonds, 5.125% due 8/01/2020 (e)            1,910

             Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds:
     3,000      AMT, 108th Series, 5.875% due 1/15/2017 (d)               3,051
     1,000      93rd Series, 6.125% due 6/01/2094                         1,206



      Face
    Amount   Municipal Bonds                                           Value

New Jersey (concluded)

   $ 5,000   Port Authority of New York and New Jersey,
             Consolidated Revenue Refunding Bonds, AMT,
             146th Series, 4.25% due 12/01/2032 (d)                  $    4,747

             Rahway Valley Sewerage Authority, New Jersey, Sewer
             Revenue Bonds (Capital Appreciation), Series A (e)(k):
     4,100      4.74% due 9/01/2026                                       1,770
     4,750      4.32% due 9/01/2030                                       1,705
     2,350      4.36% due 9/01/2033                                         734

     2,200   South Jersey Port Corporation of New Jersey, Revenue
             Refunding Bonds, 5% due 1/01/2023                            2,282

     1,715   Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (g)                                            2,015

             Union County, New Jersey, Utilities Authority, Senior
             Lease Revenue Refunding Bonds (Ogden Martin
             System of Union, Inc.), AMT, Series A (a):
     1,590      5.375% due 6/01/2017                                      1,626
     1,670      5.375% due 6/01/2018                                      1,708

             University of Medicine and Dentistry of New Jersey,
             Revenue Bonds, Series A (a):
       570      5.50% due 12/01/2018                                        619
     1,145      5.50% due 12/01/2019                                      1,243
     1,130      5.50% due 12/01/2020                                      1,226
       865      5.50% due 12/01/2021                                        939

     1,400   University of Medicine and Dentistry, New Jersey,
             Revenue Refunding Bonds, VRDN, Series B, 3.92%
             due 12/01/2032 (a)(h)                                        1,400


Puerto Rico--7.9%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
     1,500      Series J, 5% due 7/01/2029 (e)                            1,582
     1,380      Series K, 5% due 7/01/2015 (g)                            1,499
     1,200      Series N, 5.25% due 7/01/2039 (c)                         1,409

             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A (k):
     2,750       4.48% due 7/01/2030 (c)                                  1,000
     2,250       4.34% due 7/01/2037 (a)                                    589

     2,000   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series RR, 5% due 7/01/2028 (b)                       2,112

     2,110   Puerto Rico Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities Revenue
             Bonds (Ascension Health), RIB, Series 377, 8.06%
             due 11/15/2030 (i)(n)                                        2,441

             Total Municipal Bonds
             (Cost--$187,681)--146.3%                                   197,386



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

            BlackRock MuniYield New Jersey Insured Fund, Inc.    (In Thousands)


      Face
    Amount   Municipal Bonds Held in Trust (m)                         Value

New Jersey--3.9%

             Delaware River Port Authority of Pennsylvania and
             New Jersey Revenue Bonds (d):
   $ 2,500      6% due 1/01/2018                                     $    2,643
     2,500      6% due 1/01/2019                                          2,643


Puerto Rico--8.3%

    11,000   Puerto Rico Public Buildings Authority Revenue
             Bonds (Government Facilities), Series B, 5.25%
             due 7/01/2007 (e)(g)                                        11,193

             Total Municipal Bonds Held in Trust
             (Cost--$16,090)--12.2%                                      16,479



    Shares
      Held   Short-Term Securities                                     Value

        86   CMA New Jersey Municipal Money
             Fund, 3.29% (j)(l)                                      $       86

             Total Short-Term Securities
             (Cost--$86)--0.1%                                               86

Total Investments (Cost--$203,857*)--158.6%                             213,951
Other Assets Less Liabilities--2.1%                                       2,771
Liability for Trust Certificates,
  Including Interest Expense Payable--(6.2%)                            (8,351)
Preferred Stock, at Redemption Value--(54.5%)                          (73,512)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  134,859
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       195,661
                                                    ===============
    Gross unrealized appreciation                   $        10,169
    Gross unrealized depreciation                             (138)
                                                    ---------------
    Net unrealized appreciation                     $        10,031
                                                    ===============

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) XL Capital Insured.

(g) Prerefunded.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Dividend
    Affiliate                                   Activity          Income

    CMA New Jersey Municipal Money Fund         (1,275)            $25


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of April 30, 2007.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(n) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

                BlackRock MuniYield Pennsylvania Insured Fund    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Pennsylvania--123.4%

   $ 2,000   Allegheny County, Pennsylvania, Hospital
             Development Authority, Health Center Revenue Bonds
             (University of Pittsburgh Medical Center Health
             System), Series B, 6% due 7/01/2026 (f)                 $    2,459

     1,000   Allegheny County, Pennsylvania, Residential Finance
             Authority, S/F Mortgage Revenue Bonds, AMT,
             Series TT, 5% due 5/01/2035 (d)                              1,014

     5,000   Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Refunding Bonds, Series A, 5%
             due 12/01/2030 (f)                                           5,293

     1,000   Canon-McMillan School District, Pennsylvania,
             Capital Appreciation, GO, Series A, 4.54%
             due 12/01/2033 (c)(m)                                          308

     1,750   Chester County, Pennsylvania, Health and Education
             Facilities Authority, Revenue Refunding Bonds
             (Devereux Foundation), 5% due 11/01/2031                     1,792

     5,500   Delaware County, Pennsylvania, IDA Revenue Bonds
             (Pennsylvania Suburban Water Company Project),
             AMT, Series A, 5.15% due 9/01/2032 (a)                       5,754

     4,770   Delaware County, Pennsylvania, IDA, Water Facilities
             Revenue Refunding Bonds (Aqua Pennsylvania Inc.
             Project), AMT, Series B, 5% due 11/01/2036 (c)               4,988

     1,500   Delaware Valley Regional Finance Authority,
             Pennsylvania, Local Government Revenue Bonds,
             5.75% due 7/01/2032                                          1,817

     5,000   Erie County, Pennsylvania, Hospital Authority
             Revenue Bonds (Hamot Health Foundation), 5%
             due 11/01/2035 (h)                                           5,267

     4,000   Gettysburg, Pennsylvania, Municipal Authority,
             College Revenue Refunding Bonds, 5%
             due 8/15/2023 (f)                                            4,090

     4,000   Lancaster County, Pennsylvania, Hospital Authority
             Revenue Bonds (Lancaster General Hospital Project),
             5.50% due 9/15/2013 (j)                                      4,389

     3,000   Lehigh County, Pennsylvania, General Purpose
             Authority, Hospital Revenue Refunding Bonds
             (Saint Lukes Hospital of Bethlehem), 5.375%
             due 8/15/2013 (j)                                            3,250

     5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
             (Pennsylvania Power and Light Utilities Corporation
             Project), Series A, 4.70% due 9/01/2029 (c)                  5,096

     1,100   New Garden General Authority, Pennsylvania, Revenue
             Bonds (Municipal Pooled Financing Program I), VRDN,
             3.92% due 11/01/2029 (a)(l)                                  1,100

     2,675   North Allegheny, Pennsylvania, School District, GO,
             Series C, 5.25% due 5/01/2027 (e)                            2,871

     5,000   Northampton Borough, Pennsylvania, Municipal
             Authority, Water Revenue Bonds, 5%
             due 5/15/2034 (f)                                            5,238

     6,000   Northumberland County, Pennsylvania, IDA, Water
             Facilities Revenue Refunding Bonds (Aqua
             Pennsylvania Inc. Project), AMT, 5.05%
             due 10/01/2039 (c)                                           6,245



      Face
    Amount   Municipal Bonds                                           Value

Pennsylvania (continued)

   $ 3,055   Pennsbury, Pennsylvania, School District, GO,
             Refunding, 5.50% due 7/15/2012 (c)(j)                   $    3,313

     1,200   Pennsylvania Economic Development Financing
             Authority, Solid Waste Disposal Revenue Bonds
             (Waste Management Inc. Project), AMT, Series A,
             5.10% due 10/01/2027                                         1,232

     2,500   Pennsylvania HFA, Revenue Bonds, DRIVERS, AMT,
             Series 1248Z, 6.198% due 10/01/2009 (f)(i)(p)                2,601

     5,000   Pennsylvania HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series 92-A, 4.75% due 4/01/2031                 5,010

             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds:
     5,000      (Slippery Rock University Foundation), Series A,
                5% due 7/01/2039 (g)                                      5,285
     3,000      (UPMC Health System), Series A, 6%
                due 1/15/2022                                             3,241
     4,305      (York College of Pennsylvania Project), Series EE1,
                5% due 11/01/2033 (g)                                     4,533

     8,845   Pennsylvania State Higher Educational Facilities
             Authority, State System Revenue Bonds, Series AE,
             4.75% due 6/15/2032 (f)                                      9,122

     7,000   Pennsylvania State IDA, EDR, Refunding, 5.50%
             due 7/01/2020 (a)                                            7,621

             Pennsylvania State Public School Building Authority,
             Revenue Bonds (Lehigh Career and Technical
             Institute) (c)(j):
     3,085      5.125% due 4/01/2013                                      3,312
     2,000      5.25% due 4/01/2013                                       2,160

             Pennsylvania State Public School Building Authority,
             School and Capital Appreciation Revenue Bonds
             (Corry Area School District) (e)(m):
     1,980      4.85% due 12/15/2022                                      1,014
     1,980      4.87% due 12/15/2023                                        967
     1,980      4.89% due 12/15/2024                                        923
     1,980      4.92% due 12/15/2025                                        879

             Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District of
             Philadelphia Project) (e)(j):
     6,300      5% due 6/01/2013                                          6,732
     5,000      5.25% due 6/01/2013                                       5,410

     5,000   Pennsylvania State Public School Building Authority,
             School Lease Revenue Refunding Bonds (The
             School District of Philadelphia Project), Series B, 5%
             due 6/01/2033 (e)                                            5,291

     3,340   Pennsylvania State Turnpike Commission,
             Turnpike Revenue Bonds, VRDN, Series C, 3.93%
             due 12/01/2022 (l)                                           3,340

     1,000   Philadelphia, Pennsylvania, Airport Revenue Bonds,
             AMT, Series A, 5% due 6/15/2024 (f)                          1,043

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Airport Revenue Refunding Bonds
             (Philadelphia Airport System Project), AMT, Series A (c):
     4,000      5.50% due 7/01/2017                                       4,251
     3,655      5.50% due 7/01/2018                                       3,883



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                BlackRock MuniYield Pennsylvania Insured Fund    (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Pennsylvania (concluded)

             Philadelphia, Pennsylvania, Authority for Industrial
             Development, Lease Revenue Bonds:
   $ 9,125      (City of Philadelphia Project), Series A, 5.375%
                due 2/15/2027 (f)                                    $    9,317
     3,000      Series B, 5.50% due 10/01/2020 (e)                        3,232
     4,680      Series B, 5.50% due 10/01/2021 (e)                        5,023

    10,000   Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 1998 General Ordinance, 4th Series, 5%
             due 8/01/2032 (e)                                           10,391

       700   Philadelphia, Pennsylvania, Gas Works Revenue
             Refunding Bonds, VRDN, Series 6, 3.90%
             due 8/01/2031 (e)(l)                                           700

     3,000   Philadelphia, Pennsylvania, Hospitals and Higher
             Education Facilities Authority, Hospital Revenue
             Refunding Bonds (Presbyterian Medical Center),
             6.65% due 12/01/2019 (b)                                     3,612

     3,000   Philadelphia, Pennsylvania, Housing Authority
             Revenue Bonds (Capital Fund Program), Series A,
             5.50% due 12/01/2018 (e)                                     3,243

     4,645   Philadelphia, Pennsylvania, Qualified Redevelopment
             Authority Revenue Bonds, AMT, Series B, 5%
             due 4/15/2027 (c)                                            4,843

     1,750   Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2022 (c)                            1,873

             Philadelphia, Pennsylvania, School District, Series D,
             GO (c)(j):
     5,000      5.125% due 6/01/2014                                      5,421
     4,000      5.25% due 6/01/2014                                       4,368

     3,700   Philadelphia, Pennsylvania, Water and Wastewater
             Revenue Refunding Bonds, Series B, 4.75%
             due 11/01/2031 (a)                                           3,817

     8,245   Pittsburgh, Pennsylvania, Water and Sewer Authority,
             Water and Sewer System Revenue Bonds, First Lien,
             5% due 9/01/2015 (f)(j)                                      8,926

     2,500   Pittsburgh, Pennsylvania, Water and Sewer Authority,
             Water and Sewer System Revenue Refunding
             Bonds, First Lien, VRDN, Series B-1, 3.90%
             due 9/01/2033 (e)(l)                                         2,500

     6,000   Reading, Pennsylvania, School District, GO, 5%
             due 1/15/2029 (e)                                            6,365

             Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A:
     2,010      5.875% due 12/01/2011 (j)                                 2,204
       590      5.875% due 12/01/2031                                       633

     6,145   Shaler Area School District, Pennsylvania, Capital
             Appreciation, GO, 4.765% due 9/01/2030 (g)(m)                2,190

             Westmoreland County, Pennsylvania, Municipal
             Authority, Municipal Service Revenue Bonds (e):
     2,570      5.25% due 8/15/2015 (j)                                   2,832
     4,125      Series B, 4.60% due 8/15/2030 (m)                         1,453



      Face
    Amount   Municipal Bonds                                           Value

Guam--1.4%

   $ 2,500   A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT, Series C,
             5% due 10/01/2023 (f)                                   $    2,586


Puerto Rico--13.8%

     5,025   Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series N, 5.25% due 7/01/2039 (c)           5,901

    10,795   Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5% due 7/01/2034                              11,203

             Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I:
     2,500      5.50% due 7/01/2025                                       2,721
     5,000      5.375% due 7/01/2034                                      5,360

             Total Municipal Bonds
             (Cost--$240,969)--138.6%                                   252,848



             Municipal Bonds Held in Trust (i)

Pennsylvania--32.7%

     7,000   Luzerne County, Pennsylvania, IDA, Water Facility
             Revenue Refunding Bonds (Pennsylvania American
             Water Company Project), AMT, Series A, 5.10%
             due 9/01/2034 (a)                                            7,333

    15,000   Pennsylvania State Public School Building Authority,
             School Lease Revenue Bonds (The School District of
             Philadelphia Project), 5.25% due 6/1/2013 (e)(j)            16,231

    15,000   Pennsylvania State Turnpike Commission, Oil
             Franchise Tax Revenue Bonds, Sub-Series B, 5.50%
             due 12/01/2013 (f)(j)                                       16,537

     7,800   Pennsylvania State Turnpike Commission, Turnpike
             Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)            8,585

    10,000   Philadelphia, Pennsylvania, School District, GO,
             Series B, 5.625% due 8/01/2012 (c)(j)                       10,911

             Total Municipal Bonds Held in Trust
             (Cost--$56,630)--32.7%                                      59,597



    Shares
      Held   Short-Term Securities

       184   CMA Pennsylvania Municipal Money Fund, 3.25% (k)(o)            184

             Total Short-Term Securities
             (Cost--$184)--0.0%                                             184

Total Investments (Cost--$297,783*)--171.3%                             312,629
Liabilities in Excess of Other Assets--(0.2%)                             (336)
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.2%)                          (27,755)
Preferred Shares, at Redemption Value--(55.9%)                        (102,065)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  182,473
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

                BlackRock MuniYield Pennsylvania Insured Fund    (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       270,553
                                                    ===============
    Gross unrealized appreciation                   $        14,777
    Gross unrealized depreciation                             (101)
                                                    ---------------
    Net unrealized appreciation                     $        14,676
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) XL Capital Insured.

(h) CIFG Insured.

(i) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(j) Prerefunded.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Dividend
    Affiliate                                   Activity          Income

    CMA Pennsylvania Municipal Money Fund         118              $18


(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at that time of purchase.

(o) Represents the current yield as of April 30, 2007.

(p) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

  o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

                                                              Unrealized
                                                Notional     Appreciation
                                                 Amount     (Depreciation)

    Pay a fixed rate of 3.618% and
    receive a floating rate based on
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires June 2017                            $ 6,000           $     17

    Pay a fixed rate of 3.595% and
    receive a floating rate based on
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires June 2017                            $ 9,000                 41

    Pay a fixed rate of 3.627% and
    receive a floating rate based on
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires June 2017                            $15,000                 30

    Pay a fixed rate of 5.136% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase
    Expires July 2017                            $29,000               (13)
                                                                   --------
    Total                                                          $     75
                                                                   ========

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Net Assets

                                                                  BlackRock        BlackRock        BlackRock       BlackRock
                                                                  MuniYield        MuniYield        MuniYield       MuniYield
                                                                   Florida          Michigan        New Jersey     Pennsylvania
                                                                   Insured          Insured          Insured         Insured
As of April 30, 2007 (Unaudited)                                     Fund          Fund, Inc.       Fund, Inc.         Fund
Assets

   Investments in unaffiliated securities, at value*            $  204,402,968   $  464,679,964   $  213,865,084   $  312,445,682
   Investments in affiliated securities, at value**                  2,802,934        2,366,949           85,517          183,716
   Cash                                                                 95,775           97,488           99,675           95,277
   Unrealized appreciation on forward interest rate swaps               22,187               --               --           88,632
   Interest receivable                                               2,416,830        8,153,615        3,311,181        4,210,253
   Receivable for securities sold                                           --               --          100,285               --
   Prepaid expenses                                                      8,413           10,250            6,984            8,732
                                                                --------------   --------------   --------------   --------------
   Total assets                                                    209,749,107      475,308,266      217,468,726      317,032,292
                                                                --------------   --------------   --------------   --------------

Liabilities

   Trust certificates                                               10,030,000       29,167,500        8,258,755       27,400,000
   Unrealized depreciation on forward interest rate swaps                   --               --               --           13,456
   Payable for securities purchased                                  2,320,342          511,820          100,286        3,839,194
   Interest expense payable                                            103,477          248,373           92,592          354,501
   Dividends payable to Common Stock shareholders/
     Common Shareholders                                               473,302        1,074,172          475,313          665,873
   Payable to investment adviser                                        79,839          179,627           85,376          116,555
   Payable to other affiliates                                           2,226            5,026            2,352            3,199
   Accrued expenses                                                     83,440          128,994           83,304          101,513
                                                                --------------   --------------   --------------   --------------
   Total liabilities                                                13,092,626       31,315,512        9,097,978       32,494,291
                                                                --------------   --------------   --------------   --------------

Preferred Stock/Shares

   Preferred Stock/Shares, at redemption value, of AMPS+++ at
   $25,000 per share liquidation preference++***                    72,049,315      165,076,561       73,512,101      102,065,313
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Stock/Shares

   Net assets applicable to Common Stock/Shares                 $  124,607,166   $  278,916,193   $  134,858,647   $  182,472,688
                                                                ==============   ==============   ==============   ==============

Analysis of Net Assets Applicable to Common Stock/Shares

   Undistributed investment income--net                         $      357,521   $    1,128,488   $    1,052,647   $      652,751
   Accumulated realized capital losses--net                        (3,365,704)     (15,728,130)        (424,304)      (4,183,814)
   Unrealized appreciation--net                                      9,193,760       22,907,870       10,093,530       14,921,892
                                                                --------------   --------------   --------------   --------------
   Total accumulated earnings--net                                   6,185,577        8,308,228       10,721,873       11,390,829
                                                                --------------   --------------   --------------   --------------
   Common Stock/Shares, par value $.10 per share++++                   845,181        1,820,630          880,210        1,148,057
   Paid-in capital in excess of par                                117,576,408      268,787,335      123,256,564      169,933,802
                                                                --------------   --------------   --------------   --------------
   Net Assets                                                   $  124,607,166   $  278,916,193   $  134,858,647   $  182,472,688
                                                                ==============   ==============   ==============   ==============
   Net asset value per share of Common Stock/Shares             $        14.74   $        15.32   $        15.32   $        15.89
                                                                ==============   ==============   ==============   ==============
   Market Price                                                 $        13.72   $        14.33   $        14.66   $        15.17
                                                                ==============   ==============   ==============   ==============
      * Identified cost of unaffiliated securities              $  195,231,395   $  441,772,094   $  203,771,554   $  297,598,966
                                                                ==============   ==============   ==============   ==============
     ** Identified cost of affiliated securities                $    2,802,934   $    2,366,949   $       85,517   $      183,716
                                                                ==============   ==============   ==============   ==============
    *** Preferred Stock/Shares issued and outstanding:
       Series A, par value of $.05 per share                             2,400            2,000            2,240            1,600
                                                                ==============   ==============   ==============   ==============
       Series B, par value of $.05 per share                               480            2,000               --            1,920
                                                                ==============   ==============   ==============   ==============
       Series B, par value of $.10 per share                                --               --              700               --
                                                                ==============   ==============   ==============   ==============
       Series C, par value of $.05 per share                                --            1,600               --              560
                                                                ==============   ==============   ==============   ==============
       Series D, par value of $.10 per share                                --            1,000               --               --
                                                                ==============   ==============   ==============   ==============
     ++ Preferred Stock/Shares authorized                            1,000,000            6,600            2,940        1,000,000
                                                                ==============   ==============   ==============   ==============
   ++++ Common Stock/Shares issued and outstanding                   8,451,814       18,206,301        8,802,099       11,480,567
                                                                ==============   ==============   ==============   ==============
    +++ Auction Market Preferred Stock/Shares.

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Operations

                                                                  BlackRock        BlackRock        BlackRock       BlackRock
                                                                  MuniYield        MuniYield        MuniYield       MuniYield
                                                                   Florida          Michigan        New Jersey     Pennsylvania
                                                                   Insured          Insured          Insured         Insured
For the Six Months Ended April 30, 2007 (Unaudited)                  Fund          Fund, Inc.       Fund, Inc.         Fund
Investment Income

   Interest and amortization of premium and discount            $    4,733,262   $   11,099,425   $    4,979,237   $    7,322,353
   Dividends from affiliates                                            52,693           83,070           25,403           17,555
                                                                --------------   --------------   --------------   --------------
   Total income                                                      4,785,955       11,182,495        5,004,640        7,339,908
                                                                --------------   --------------   --------------   --------------

Expenses

   Investment advisory fees                                            489,427        1,104,078          517,790          706,572
   Interest expense and fees                                           189,161          564,625          189,946          519,721
   Commission fees                                                      90,403          206,360           91,691          128,266
   Accounting services                                                  44,797           76,154           45,873           54,854
   Professional fees                                                    25,397           30,914           24,051           26,245
   Transfer agent fees                                                  21,817           38,039           24,004           28,660
   Printing and shareholder reports                                     11,366           24,553           11,895           15,570
   Directors'/Trustees' fees and expenses                               10,889           10,786           10,919           10,929
   Custodian fees                                                        6,070           12,254            6,424            9,371
   Pricing fees                                                          6,783           10,308            5,836            6,412
   Listing fees                                                          4,641            4,597            4,603            4,606
   Other                                                                20,889           27,166           20,907           25,242
                                                                --------------   --------------   --------------   --------------
   Total expenses before reimbursement                                 921,640        2,109,834          953,939        1,536,448
   Reimbursement of expenses                                           (8,988)         (13,425)          (3,676)          (2,812)
                                                                --------------   --------------   --------------   --------------
   Total expenses after reimbursement                                  912,652        2,096,409          950,263        1,533,636
                                                                --------------   --------------   --------------   --------------
   Investment income--net                                            3,873,303        9,086,086        4,054,377        5,806,272
                                                                --------------   --------------   --------------   --------------

Realized & Unrealized Gain (Loss)--Net

   Realized gain (loss) on:
      Investments--net                                                 219,181        1,237,476          459,578        1,160,563
      Forward interest rate swaps--net                               (235,459)         (93,463)               --      (1,036,965)
                                                                --------------   --------------   --------------   --------------
   Total realized gain (loss)--net                                    (16,278)        1,144,013          459,578          123,598
                                                                --------------   --------------   --------------   --------------
   Change in unrealized appreciation/depreciation on:
      Investments--net                                             (1,351,875)      (3,444,548)      (1,280,564)      (1,055,403)
      Forward interest rate swaps--net                                 211,948          139,794               --          999,951
                                                                --------------   --------------   --------------   --------------
   Total change in unrealized appreciation/depreciation--net       (1,139,927)      (3,304,754)      (1,280,564)         (55,452)
                                                                --------------   --------------   --------------   --------------
   Total realized and unrealized gain (loss)--net                  (1,156,205)      (2,160,741)        (820,986)           68,146
                                                                --------------   --------------   --------------   --------------

Dividends & Distributions to Preferred Stock Shareholders/Preferred Shareholders

   Investment income--net                                          (1,269,641)      (2,840,913)      (1,150,918)      (1,773,991)
   Realized gain--net                                                       --               --         (13,460)               --
                                                                --------------   --------------   --------------   --------------
   Total dividends and distributions to Preferred Stock
     shareholders/Preferred shareholders                           (1,269,641)      (2,840,913)      (1,164,378)      (1,773,991)
                                                                --------------   --------------   --------------   --------------
   Net Increase in Net Assets Resulting from Operations         $    1,447,457   $    4,084,432   $    2,069,013   $    4,100,427
                                                                ==============   ==============   ==============   ==============

   See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Changes in Net Assets

                                                                    BlackRock MuniYield                 BlackRock MuniYield
                                                                    Florida Insured Fund            Michigan Insured Fund, Inc.

                                                             For the Six                         For the Six
                                                             Months Ended       For the          Months Ended       For the
                                                            April 30, 2007     Year Ended       April 30, 2007     Year Ended
Increase (Decrease) in Net Assets:                           (Unaudited)    October 31, 2006     (Unaudited)    October 31, 2006
Operations

Investment income--net                                          $    3,873,303   $    8,162,555   $    9,086,086   $   18,947,795
Realized gain (loss)--net                                             (16,278)           48,897        1,144,013          766,219
Change in unrealized appreciation/depreciation--net                (1,139,927)        2,043,553      (3,304,754)        3,191,112
Dividends to Preferred Stock shareholders/
  Preferred Shareholders                                           (1,269,641)      (2,323,697)      (2,840,913)      (5,190,018)
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                 1,447,457        7,931,308        4,084,432       17,715,108
                                                                --------------   --------------   --------------   --------------

Dividends & Distributions to Common Stock Shareholders/Common Shareholders

Investment income--net                                             (2,882,069)      (6,338,731)      (6,517,856)     (15,230,229)
                                                                --------------   --------------   --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to Common Stock shareholders/Common
  Shareholders                                                     (2,882,069)      (6,338,731)      (6,517,856)     (15,230,229)
                                                                --------------   --------------   --------------   --------------

Stock/Share Transactions

Value of shares issued to Common Stock shareholders/
  Common Shareholders in reinvestment of dividends                          --           27,237               --          614,402
                                                                --------------   --------------   --------------   --------------
Net increase in net assets derived from stock/share
  transactions                                                              --           27,237               --          614,402
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Shares

Total increase (decrease) in net assets applicable to
  Common Stock/Shares                                              (1,434,612)        1,619,814      (2,433,424)        3,099,281
Beginning of period                                                126,041,778      124,421,964      281,349,617      278,250,336
                                                                --------------   --------------   --------------   --------------
End of period*                                                  $  124,607,166   $  126,041,778   $  278,916,193   $  281,349,617
                                                                ==============   ==============   ==============   ==============
   * Undistributed investment income--net                       $      357,521   $      635,928   $    1,128,488   $    1,401,171
                                                                ==============   ==============   ==============   ==============

   See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Changes in Net Assets (concluded)

                                                                    BlackRock MuniYield                 BlackRock MuniYield
                                                               New Jersey Insured Fund, Inc.         Pennsylvania Insured Fund

                                                             For the Six                         For the Six
                                                             Months Ended       For the          Months Ended       For the
                                                            April 30, 2007     Year Ended       April 30, 2007     Year Ended
Increase (Decrease) in Net Assets:                           (Unaudited)    October 31, 2006     (Unaudited)    October 31, 2006
Operations

Investment income--net                                          $    4,054,377   $    8,577,480   $    5,806,272   $   11,618,794
Realized gain--net                                                     459,578          982,663          123,598           34,726
Change in unrealized appreciation/depreciation--net                (1,280,564)        2,138,341         (55,452)        4,128,137
Dividends and distributions to Preferred Stock
  shareholders/Preferred Shareholders                              (1,164,378)      (2,163,956)      (1,773,991)      (3,155,383)
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                 2,069,013        9,534,528        4,100,427       12,626,274
                                                                --------------   --------------   --------------   --------------

Dividends & Distributions to Common Stock Shareholders/Common Shareholders

Investment income--net                                             (2,936,913)      (6,390,415)      (4,029,679)      (8,977,803)
Realized gain--net                                                    (40,041)               --               --               --
                                                                --------------   --------------   --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to  Common Stock shareholders/Common
  Shareholders                                                     (2,976,954)      (6,390,415)      (4,029,679)      (8,977,803)
                                                                --------------   --------------   --------------   --------------

Stock/Share Transactions

Offering and underwriting costs resulting from the
  issuance of Preferred Stock/Shares                                        --               --               --         (17,729)
                                                                --------------   --------------   --------------   --------------
Net decrease in net assets derived from share transactions                  --               --               --         (17,729)
                                                                --------------   --------------   --------------   --------------

Net Assets Applicable to Common Stock/Shares

Total increase (decrease) in net assets applicable to
  Common Stock/Shares                                                (907,941)        3,144,113           70,748        3,630,742
Beginning of period                                                135,766,588      132,622,475      182,401,940      178,771,198
                                                                --------------   --------------   --------------   --------------
End of period*                                                  $  134,858,647   $  135,766,588   $  182,472,688   $  182,401,940
                                                                ==============   ==============   ==============   ==============
   * Undistributed investment income--net                       $    1,052,647   $    1,086,101   $      652,751   $      650,149
                                                                ==============   ==============   ==============   ==============

   See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                                     BlackRock MuniYield Florida Insured Fund

                                               For the Six
The following per share data and               Months Ended
ratios have been derived from information     April 30, 2007                     For the Year Ended October 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period           $      14.91   $     14.72   $     15.22   $     15.04   $     15.04   $     14.94
                                               ------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .47+++        .97+++        .98+++        .98+++       1.05+++          1.04
Realized and unrealized gain (loss)--net              (.15)           .24         (.38)           .20         (.06)           .06
Dividends and distributions to Preferred
  Shareholders:
  Investment income--net                              (.15)         (.27)         (.17)         (.07)         (.07)         (.10)
  Realized gain--net                                     --            --            --            --            --          --++
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .17           .94           .43          1.11           .92          1.00
                                               ------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to Common
  Shareholders:
  Investment income--net                              (.34)         (.75)         (.90)         (.93)         (.92)         (.90)
  Realized gain--net                                     --            --            --            --            --          --++
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
  Common Shareholders                                 (.34)         (.75)         (.90)         (.93)         (.92)         (.90)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs resulting
  from the issuance of Preferred Shares                  --            --         (.03)            --            --            --
                                               ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                 $      14.74   $     14.91   $     14.72   $     15.22   $     15.04   $     15.04
                                               ============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period          $      13.72   $     14.21   $     14.18   $     14.98   $     14.18   $     14.30
                                               ============   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               1.31%+++++         6.87%         2.72%         7.98%         6.45%         7.22%
                                               ============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                (1.05%)+++++         5.73%          .54%        12.73%         5.56%         7.19%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and
  excluding interest expense and fees***             1.16%*         1.17%         1.20%         1.09%         1.08%         1.11%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement***              1.47%*         1.45%         1.38%         1.27%         1.25%         1.33%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.48%*         1.46%         1.38%         1.28%         1.25%         1.33%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.23%*         6.58%         6.50%         6.54%         6.86%         7.02%
                                               ============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Shareholders        2.04%*         1.87%         1.13%          .48%          .47%          .67%
                                               ============   ===========   ===========   ===========   ===========   ===========
Investment income to Common Shareholders--net        4.19%*         4.71%         5.37%         6.06%         6.39%         6.35%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders                  3.56%*         3.23%         2.02%         1.02%         1.00%         1.39%
                                               ============   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Shares,
  end of period (in thousands)                 $    124,607   $   126,042   $   124,422   $   128,455   $   126,915   $   126,947
                                               ============   ===========   ===========   ===========   ===========   ===========
Preferred Shares outstanding at liquidation
  preference, end of period (in thousands)     $     72,000   $    72,000   $    72,000   $    60,000   $    60,000   $    60,000
                                               ============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       7%           34%           52%           28%           40%           37%
                                               ============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                       $     2,731   $     2,751   $     2,728   $     3,141   $     3,115   $     3,116
                                                ===========   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net               $        444   $       805   $       505   $       255   $       251   $       348
                                               ============   ===========   ===========   ===========   ===========   ===========
Series B++++--Investment income--net           $        425   $       814   $       482            --            --            --
                                               ============   ===========   ===========   ===========   ===========   ===========

          * Annualized.

         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        *** Do not reflect the effect of dividends to Preferred Shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series B was issued on November 22, 2004.

        +++ Based on average shares outstanding.

      +++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                              BlackRock MuniYield Michigan Insured Fund, Inc.

                                               For the Six
The following per share data and               Months Ended
ratios have been derived from information     April 30, 2007                     For the Year Ended October 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period           $      15.45   $     15.32   $     15.96   $     15.94   $     15.74   $     15.81
                                               ------------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .50          1.04          1.08          1.06          1.10          1.10
Realized and unrealized gain (loss)--net              (.12)           .22         (.54)           .03           .15         (.12)
Dividends to Preferred Stock shareholders
  from investment income--net                         (.16)         (.29)         (.18)         (.07)         (.07)         (.11)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .22           .97           .36          1.02          1.18           .87
                                               ------------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders
  from investment income--net                         (.35)         (.84)         (.98)        (1.00)         (.98)         (.94)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs resulting
  from the issuance of Preferred Stock                   --            --         (.02)            --            --            --
                                               ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                 $      15.32   $     15.45   $     15.32   $     15.96   $     15.94   $     15.74
                                               ============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period          $      14.33   $     14.67   $     15.31   $     15.37   $     14.69   $     13.95
                                               ============   ===========   ===========   ===========   ===========   ===========

Total Investment Return++++

Based on net asset value per share                 1.63%+++         6.64%         2.24%         7.04%         8.26%         6.33%
                                               ============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                     .12%+++         1.32%         6.10%        11.85%        12.57%         4.77%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees***             1.10%*         1.11%         1.10%         1.00%         1.01%         1.04%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement***              1.51%*         1.61%         1.42%         1.19%         1.20%         1.28%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.52%*         1.62%         1.42%         1.22%         1.21%         1.28%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.54%*         6.84%         6.84%         6.69%         6.83%         7.10%
                                               ============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                       2.04%*         1.87%         1.13%          .46%          .45%          .70%
                                               ============   ===========   ===========   ===========   ===========   ===========
Investment income to Common Stock
  shareholders--net                                  4.50%*         4.97%         5.71%         6.23%         6.38%         6.40%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders            3.47%*         3.15%         1.98%          .95%          .94%         1.40%
                                               ============   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                 $    278,916   $   281,350   $   278,250   $   289,695   $   289,364   $   285,802
                                               ============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
  preference, end of period (in thousands)     $    165,000   $   165,000   $   165,000   $   140,000   $   140,000   $   140,000
                                               ============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       6%           15%           25%           32%           29%           25%
                                               ============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                      $      2,690   $     2,705   $     2,686   $     3,069   $     3,067   $     3,041
                                               ============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net               $        439   $       795   $       505   $       250   $       240   $       354
                                               ============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net               $        424   $       780   $       480   $       232   $       230   $       362
                                               ============   ===========   ===========   ===========   ===========   ===========
Series C--Investment income--net               $        428   $       786   $       482   $       226   $       240   $       333
                                               ============   ===========   ===========   ===========   ===========   ===========
Series D++--Investment income--net             $        431   $       782   $       505            --            --            --
                                               ============   ===========   ===========   ===========   ===========   ===========

          * Annualized.

         ** Based on average shares outstanding.

        *** Do not reflect the effect of dividends to Preferred Stock shareholders.

         ++ Series D was issued on November 22, 2004.

       ++++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

        +++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                            BlackRock MuniYield New Jersey Insured Fund, Inc.

                                               For the Six
The following per share data and               Months Ended
ratios have been derived from information     April 30, 2007                     For the Year Ended October 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period           $      15.42   $     15.07   $     15.46   $     15.25   $     15.14   $     15.17
                                               ------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .48+++        .97+++        .96+++       1.03+++       1.06+++          1.07
Realized and unrealized gain (loss)--net              (.11)           .36         (.27)           .21           .06         (.06)
Dividends and distributions to Preferred
  Stock shareholders:
  Investment income--net                              (.13)         (.25)         (.16)         (.06)         (.06)         (.09)
  Realized gain--net                                   --++            --            --            --          --++          --++
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .24          1.08           .53          1.18          1.06           .92
                                               ------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to Common
  Stock shareholders:
  Investment income--net                              (.33)         (.73)         (.92)         (.94)         (.94)         (.94)
  Realized gain--net                                  (.01)            --            --            --         (.01)         (.01)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to Common
  Stock shareholders                                  (.34)         (.73)         (.92)         (.94)         (.95)         (.95)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs, including
  adjustments, resulting from the issuance of
  Preferred Stock                                        --            --      --++++++         (.03)            --            --
                                               ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                 $      15.32   $     15.42   $     15.07   $     15.46  $      15.25   $     15.14
                                               ============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period          $      14.66   $     14.96   $     14.65   $     15.16  $      14.39   $     14.45
                                               ============   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               1.64%+++++         7.50%         3.49%         7.99%         7.24%         6.27%
                                               ============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                   .25%+++++         7.28%         2.60%        12.23%         6.02%         2.30%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expense, net of reimbursement and
  excluding interest expense and fees***             1.13%*         1.15%         1.16%         1.06%         1.03%         1.07%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement***              1.42%*         1.59%         1.52%         1.33%         1.29%         1.39%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.42%*         1.59%         1.52%         1.35%         1.30%         1.39%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.04%*         6.46%         6.21%         6.79%         6.89%         7.04%
                                               ============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                       1.71%*         1.63%         1.03%          .42%          .38%          .57%
                                               ============   ===========   ===========   ===========   ===========   ===========
Investment income to Common Stock
  shareholders--net                                  4.33%*         4.83%         5.18%         6.37%         6.51%         6.47%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders            3.16%*         2.94%         1.90%          .95%          .91%         1.32%
                                               ============   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                 $    134,859   $   135,767   $   132,622   $   135,370   $   133,240   $   132,146
                                               ============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
  preference, end of period (in thousands)     $     73,500   $    73,500   $    73,500   $    73,500   $    56,000   $    56,000
                                               ============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      14%           11%           29%           16%           21%           25%
                                               ============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                      $      2,835   $     2,847   $     2,804   $     2,842   $     3,379   $     3,360
                                               ============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net               $        393   $       736   $       492   $       232   $       228   $       330
                                               ============   ===========   ===========   ===========   ===========   ===========
Series B++++--Investment income--net           $        387   $       735   $       420   $        57            --            --
                                               ============   ===========   ===========   ===========   ===========   ===========

          * Annualized.

         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        *** Do not reflect the effect of dividends to Preferred Shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series B was issued on August 25, 2004.

     ++++++ Amount is less than $.01 per share.

        +++ Based on average shares outstanding.

      +++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                                BlackRock MuniYield Pennsylvania Insured Fund

                                               For the Six
The following per share data and               Months Ended
ratios have been derived from information     April 30, 2007                     For the Year Ended October 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period           $      15.89   $     15.57   $     16.04   $     15.56   $     15.34   $     15.19
                                               ------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .49+++       1.01+++       1.05+++       1.08+++       1.11+++          1.11
Realized and unrealized gain (loss)--net                .01           .36         (.35)           .48           .16           .13
Dividends to Preferred Shareholders from
  investment income--net                              (.15)         (.27)         (.19)         (.08)         (.07)         (.11)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .35          1.10           .51          1.48          1.20          1.13
                                               ------------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Shareholders from
  investment income--net                              (.35)         (.78)         (.96)        (1.00)         (.98)         (.98)
                                               ------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs, including
  adjustments, resulting from the issuance of
  Preferred Shares                                       --          --++         (.02)            --            --            --
                                               ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                 $      15.89   $     15.89   $     15.57   $     16.04   $     15.56   $     15.34
                                               ============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period          $      15.17   $     14.60   $     14.91   $     15.61   $     14.81   $     14.37
                                               ============   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               2.37%+++++         7.52%         3.16%        10.15%         8.33%         7.84%
                                               ============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                  6.37%+++++         3.16%         1.51%        12.63%        10.07%         2.57%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and
  excluding interest expense and fees***             1.12%*         1.13%         1.13%         1.05%         1.07%         1.12%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement***              1.69%*         1.69%         1.69%         1.32%         1.29%         1.35%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.69%*         1.70%         1.70%         1.33%         1.30%         1.35%
                                               ============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.40%*         6.49%         6.56%         6.89%         7.08%         7.30%
                                               ============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Shareholders        1.96%*         1.76%         1.17%          .51%          .47%          .70%
                                               ============   ===========   ===========   ===========   ===========   ===========
Investment income to Common Shareholders--net        4.44%*         4.73%         5.39%         6.38%         6.61%         6.60%
                                               ============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders                  3.51%*         3.09%         2.12%         1.04%          .95%         1.37%
                                               ============   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Shares,
  end of period (in thousands)                 $    182,473   $   182,402   $   178,771   $   183,877   $   178,337   $   175,720
                                               ============   ===========   ===========   ===========   ===========   ===========
Preferred Shares outstanding at liquidation
  preference, end of period (in thousands)     $    102,000   $   102,000   $   102,000   $    88,000   $    88,000   $    88,000
                                               ============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      10%           25%           42%           41%           41%           37%
                                               ============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                      $      2,789   $     2,788   $     2,753   $     3,090   $     3,027   $     2,997
                                               ============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net               $        431   $       773   $       531   $       254   $       242   $       338
                                               ============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net               $        438   $       773   $       530   $       261   $       235   $       346
                                               ============   ===========   ===========   ===========   ===========   ===========
Series C++++--Investment income--net           $        435   $       775   $       501            --            --            --
                                               ============   ===========   ===========   ===========   ===========   ===========

          * Annualized.

         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        *** Do not reflect the effect of dividends to Preferred Shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series C was issued on November 22, 2004.

        +++ Based on average shares outstanding.

      +++++ Aggregate total return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund (the "Funds" or individually, as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbol MFT for BlackRock MuniYield Florida Insured Fund, MIY for BlackRock MuniYield Michigan Insured Fund, Inc., MJI for BlackRock MuniYield New Jersey Insured Fund, Inc. and MPA for BlackRock MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of each Fund's Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors/ Trustees. Financial futures contracts and options thereon, which are traded on ex-changes, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Effective April 2, 2007, short-term securities purchased with a maturity of greater than 60 days may be valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors/Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liabilityfor trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:


                                                  Underlying
                                                   Municipal
                                Liability for       Range of          Bonds
                                        Trust       Interest    Transferred
                                 Certificates          Rates        to TOBs

BlackRock MuniYield
  Florida Insured                                    3.91% -
  Fund                            $10,030,000          3.98%    $21,618,974

BlackRock MuniYield
  Michigan Insured                                   3.95% -
  Fund, Inc.                      $29,167,500          4.02%    $62,111,850

BlackRock MuniYield
  New Jersey Insured                                 3.92% -
  Fund, Inc.                      $ 8,258,755          3.94%    $16,478,735

BlackRock MuniYield
  Pennsylvania                                       3.97% -
  Insured Fund                    $27,400,000          4.02%    $59,597,248


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to Common Shares/Stock capital. Any adjustments to estimates of offering costs were recorded to capital.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between each Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was each Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investment(s) described below:



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)



                                                          Reimbursement
                                                            for the Six
                                                           Months Ended
                                 Investment              April 30, 2007

BlackRock MuniYield              CMA Florida
   Florida Insured Fund          Municipal
                                 Money Fund                     $ 8,988

BlackRock MuniYield              CMA Michigan
   Michigan Insured              Municipal Money
   Fund, Inc.                    Fund                           $13,425

BlackRock MuniYield              CMA New Jersey
   New Jersey Insured            Municipal Money
   Fund, Inc.                    Fund                           $ 3,676

BlackRock MuniYield              CMA Pennsylvania
   Pennsylvania Insured          Municipal Money
   Fund                          Fund                           $ 2,812


In addition, the Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, with respect to each Fund, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

Each of the Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:


                                                          Reimbursement

BlackRock MuniYield Florida Insured Fund                         $1,888
BlackRock MuniYield Michigan Insured Fund, Inc.                  $4,225
BlackRock MuniYield New Jersey Insured Fund, Inc.                $1,981
BlackRock MuniYield Pennsylvania Insured Fund                    $2,696


Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were as follows:


                                               Total              Total
                                           Purchases              Sales

BlackRock MuniYield Florida
  Insured Fund                         $  16,767,831      $  14,199,267
BlackRock MuniYield Michigan
  Insured Fund, Inc.                   $  30,574,304      $  37,384,025
BlackRock MuniYield New
  Jersey Insured Fund, Inc.            $  30,421,383      $  30,852,476
BlackRock MuniYield
  Pennsylvania Insured Fund            $  31,631,954      $  31,374,168



4. Stock/Share Transactions:
BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. Each Fund's Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share or $.05 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to classify any unissued shares of stock without approval of holders of Common Stock.


Common Stock/Shares

BlackRock MuniYield Florida Insured Fund

Shares issued and outstanding during the six months ended April 30, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 1,851 as a result of dividend reinvestment.


BlackRock MuniYield Michigan Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 40,195 as a result of dividend reinvestment.


BlackRock MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.


BlackRock MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the respective Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (concluded)


Preferred Shares of BlackRock MuniYield Florida Insured Fund and BlackRock MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. BlackRock MuniYield Michigan Insured Fund, Inc. has a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. BlackRock MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A Shares and $.10 per share for Series B Shares. The yields in effect at October 31, 2006 were as follows:


                                           BlackRock          BlackRock
                                           MuniYield          MuniYield
                                             Florida           Michigan
                                             Insured            Insured
                                                Fund         Fund, Inc.

Series A                                       3.85%              3.50%
Series B                                       3.80%              3.45%
Series C                                          --              3.60%
Series D                                          --              3.60%



                                           BlackRock          BlackRock
                                           MuniYield          MuniYield
                                          New Jersey       Pennsylvania
                                             Insured            Insured
                                          Fund, Inc.               Fund

Series A                                       3.27%              3.85%
Series B                                       3.80%              3.78%
Series C                                          --              3.88%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned commissions as follows:


                                                            Commissions

BlackRock MuniYield Florida Insured Fund                     $   53,850
BlackRock MuniYield Michigan Insured Fund, Inc.              $   91,406
BlackRock MuniYield New Jersey Insured Fund, Inc.            $   52,732
BlackRock MuniYield Pennsylvania Insured Fund                $   72,085



5. Capital Loss Carryforward:

BlackRock MuniYield Florida Insured Fund

On October 31, 2006, the Fund had a net capital loss carryforward of $2,755,001, of which $673,276 expires in 2008 and $2,081,725 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield Michigan Insured Fund, Inc.

On October 31, 2006, the Fund had a net capital loss carryforward of $12,942,798, of which $374,297 expires in 2007, $7,490,629 expires in 2008,
$1,124,652 expires in 2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield Pennsylvania Insured Fund

On October 31, 2006, the Fund had a net capital loss carryforward of $3,249,768, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares on June 1, 2007 to stock/shareholders of record on May 15, 2007. The amount of the tax-exempt income dividend was as follows:


                                                       Per Share Amount

BlackRock MuniYield Florida Insured Fund                       $.056000
BlackRock MuniYield Michigan Insured Fund, Inc.                $.059000
BlackRock MuniYield New Jersey Insured Fund, Inc.              $.054000
BlackRock MuniYield Pennsylvania Insured Fund                  $.058000



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Officers and Directors/Trustees


Robert C. Doll, Jr., Fund President and Director/Trustee
Donald W. Burton, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Robert D. Sneeden, Vice President
Fred K. Stuebe, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


BlackRock MuniYield Florida Insured Fund,
BlackRock MuniYield Michigan Insured Fund,
Inc. and BlackRock MuniYield New Jersey
Insured Fund, Inc.:

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Shares or Stock:                Preferred Shares or Stock:
The Bank of New York                   The Bank of New York
101 Barclay Street - 11 East           101 Barclay Street - 7 West
New York, NY 10286                     New York, NY 10286


BlackRock MuniYield Pennsylvania Insured Fund:

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Common Shares:                         Preferred Shares:
Computershare                          The Bank of New York
Trust Company, N.A.                    101 Barclay Street - 7 West
P.O. Box 43010                         New York, NY 10286
Providence, RI 02940-3010



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield Florida Insured Fund


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield Florida Insured Fund


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield Florida Insured Fund


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniYield Florida Insured Fund


Date: June 19, 2007